ONE FUND




                                     SEMI-ANNUAL REPORT
                                     ------------------------
                                     DECEMBER 31, 1999



                                     ONE Fund, Inc.

[Ohio National Logo]

President's
Message

                                         [John J. Palmer Photo]

Dear Investor:

Thank you for being a shareholder in the ONE Fund. All of us here appreciate your support. We are pleased to provide you with an update of ONE Fund's performance and investment activity for the six months ending December 31, 1999. We are committed to serving ONE Fund shareholders through adherence to fundamental investment principles: careful selection and consistent professional management.

New Funds/New Fund Management
What a difference a year can make. We have seen a change in the market, change among our portfolio managers and a change in our performance. The results, indeed, have been excellent.

- In January, Federated Global Investment Management Corp., began managing our International and Global Contrarian portfolios. Federated is part of Pittsburgh-based Federated Investors, an investment manager founded in 1955, which now has more than $110 billion in managed assets. We immediately began to see steady gains in overall performance. As of December 31, the International portfolio experienced a 62.59 percent annualized return. (Following a vote of shareholders, the Global Contrarian portfolio was merged into the International fund on November 1.)

- On December 15, the S&P 500 Index portfolio became available in ONE Fund. It is managed by B. Douglas Hundley who has demonstrated his proficiency with the highly regarded S&P 500 Index portfolio of Ohio National Fund. We believe it will prove to be an excellent long-term addition to the ONE Fund.

Portfolios also ranked very well within their style and category. Highlights include:

- The Income & Growth portfolio ranked in the top 25 percent (by Lipper) for the second half of 1999, and the Growth portfolio ranked in the top 28 percent.

- The Small Cap portfolio ranked in the top 23 percent for its Lipper Fund classification for the fourth quarter, returning 10.99 percent for the quarter.

- The Core Growth portfolio performance was very noteworthy, returning 105.53 percent for the year ending December 31 and 54.69 percent for the last three months of 1999.

To be sure, 1999 was about change and growth at ONE Fund - two themes that were missing during a lackluster 1998. In the past six months, we've seen a change in the market, change in our portfolio managers and change in overall performance - important changes for your long-term investment in ONE Fund. We are working hard to provide even better products and services for you in the future.

The Importance of Diversification
For all investors, we continue to emphasize the value of diversification. As a company, we certainly do not recommend investing solely in the "style of the moment" or trying to base investment decisions on market timing. We remain dedicated to staying in step with - and, in some cases, even ahead of - other financial services providers when it comes to improving our investment selections. Today, with the array of investment styles now available within the ONE Fund, diversification becomes an important tool for you as you plan your wealth-building investment strategies.

In Closing
Information on your investments is contained in the following pages. Please contact your registered representative for additional information on the investment opportunities available in ONE Fund. As your needs change over time, he or she stands ready to serve you. Thank you again for the confidence you have placed in ONE Fund as you pursue your wealth-building endeavors. Be assured that we will continue to make every effort to merit your confidence.

Best regards,

/S/JOHN J. PALMER

John J. Palmer, FSA, MAAA

--------------------------------------------------------------------------------

Directors & Officers of ONE Fund, Inc.

John J. Palmer, President and Director
Ronald L. Benedict, Secretary and Director
George E. Castrucci, Director
Ross Love, Director
George M. Vredeveld, Director
Thomas A. Barefield, Vice President
Michael A. Boedeker, Vice President
Dennis R. Taney, Treasurer
Marcus L. Collins, Assistant Secretary
William J. Hilbert, Jr., Compliance Director and Assistant Treasurer

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus of ONE Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Equities, Inc. (Member NASD/SIPC), One Financial Way, Cincinnati, Ohio 45242, telephone 513.794.6100. 2/00

ONE FUND, INC.
MONEY MARKET PORTFOLIO

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 1999 (UNAUDITED)

  FACE                                              MARKET
 AMOUNT              SHORT-TERM NOTES                VALUE
-------------------------------------------------------------
           AUTOMOTIVE & RELATED (10.0%)
$516,000   Ford Motor Credit 5.840% 01-11-00....  $   515,330
 304,000   Ford Motor Credit 6.010% 01-03-00....      304,000
 345,000   General Motors 4.500% 01-12-00.......      344,612
 516,000   General Motors 6.230% 01-12-00.......      515,196
                                                  -----------
                                                    1,679,138
                                                  -----------
           CHEMICALS (6.2%)
 545,000   Dupont El Nemou 6.000% 02-24-00......      540,277
 517,000   Great Lakes Chemical 5.930%
            01-10-00............................      516,404
                                                  -----------
                                                    1,056,681
                                                  -----------
           COMMUNICATIONS (3.0%)
 506,000   Motorola Inc. 5.150% 01-27-00........      504,263
                                                  -----------
           COMPUTER & RELATED (2.9%)
 491,000   IBM Credit Corp. 5.910% 01-19-00.....      489,710
                                                  -----------
           CONSUMER PRODUCTS (5.5%)
 494,000   Fortune Brands 5.900% 01-26-00.......      492,138
 444,000   General Mills 5.870% 01-05-00........      443,855
                                                  -----------
                                                      935,993
                                                  -----------
           FINANCIAL SERVICES (27.4%)
 558,000   American General Finance Corp. 5.780%
            01-18-00............................      556,656
 483,000   Allmerica Financial 6.150%
            02-15-00............................      479,452
 245,000   American Express Credit 1.000%
            01-03-00............................      245,000
 322,000   American General Finance Corp. 5.880%
            01-04-00............................      321,947
 562,000   Block Financial 6.100% 01-31-00......      559,334
 540,000   G.E. Capital 5.750% 01-21-00.........      538,448
 320,000   G.E. Capital 4.500% 01-28-00.........      319,000
 320,000   Household Finance Corp. 5.820%
            02-07-00............................      502,142
 568,000   Merrill Lynch 5.870% 02-22-00........      563,369
 558,000   USAA Capital Corp. 5.900% 01-27-00...      555,787
                                                  -----------
                                                    4,641,135
                                                  -----------
           FOOD & RELATED (8.8%)
 689,000   Coca Cola Co. 6.020% 02-03-00........      685,428
 813,000   Winn Dixie 6.500% 01-20-00...........      810,504
                                                  -----------
                                                    1,495,932
                                                  -----------

  FACE                                              MARKET
 AMOUNT              SHORT-TERM NOTES                VALUE
-------------------------------------------------------------
           INDUSTRIAL SERVICES (9.4%)
$655,000   Cooper Industries 6.020% 02-14-00....  $   650,400
 429,000   Flour Corp. 5.990% 02-01-00..........      426,930
 519,000   Monsanto 6.300% 01-28-00.............      516,729
                                                  -----------
                                                    1,594,059
                                                  -----------
           INSURANCE SERVICES (7.9%)
 500,000   Allstate 6.150% 02-11-00.............      496,669
 400,000   Prudential Funding 5.500% 02-28-00...      396,578
 447,000   Prudential Funding 5.650% 02-25-00...      443,282
                                                  -----------
                                                    1,336,529
                                                  -----------
           MACHINERY (3.2%)
 538,000   John Deere Capital 5.780% 01-07-00...      537,655
                                                  -----------
           MANUFACTURING (2.8%)
 475,000   Textron 5.900% 01-13-00..............      474,221
                                                  -----------
           MEDIA & PUBLISHING (2.5%)
 432,000   Scripps (E.W.) Co. 5.970% 01-24-00...      430,429
                                                  -----------
           OIL, ENERGY & NATURAL GAS (6.0%)
 521,000   Consolidated Natural Gas 6.000%
            01-25-00............................      519,090
 507,000   Questar Corp. 6.050% 01-18-00........      505,722
                                                  -----------
                                                    1,024,812
                                                  -----------
           RETAIL (5.0%)
 567,000   Sears Roebuck Acceptance Corp. 6.060%
            01-18-00............................      565,568
 282,000   Sears Roebuck Acceptance Corp. 5.250%
            01-05-00............................      281,918
                                                  -----------
                                                      847,486
                                                  -----------
           TOTAL SHORT-TERM NOTES (100.6%) (COST
            $17,048,043)........................  $17,048,043
                                                  -----------
           TOTAL HOLDINGS (100.6%) (COST
            $17,048,043)(a).....................  $17,048,043
                                                  -----------
           CASH & RECEIVABLES, NET OF
            LIABILITIES (-0.6%).................     (100,388)
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $16,947,655
                                                  ===========

---------------

(a) Represents cost for financial reporting and federal income tax purposes. See
    Note 1.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                   December 31, 1999 (Unaudited)

Assets:
  Investments in securities at amortized
    cost (note 1)...........................  $17,048,043
  Cash in bank..............................        2,311
  Receivable for fund shares sold...........       10,628
  Other.....................................        4,522
                                              -----------
    Total assets............................   17,065,504
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........          165
  Payable for investment management services
    (note 3)................................        2,408
  Accrued 12b-1 fees (note 6)...............        6,304
  Other accrued expenses....................       28,452
  Dividends payable.........................       80,520
                                              -----------
    Total liabilities.......................      117,849
                                              -----------
Net assets..................................  $16,947,655
                                              ===========
Net assets consist of:
  Par value, $.001 per share................  $    16,948
  Paid-in capital in excess of par value....   16,930,707
                                              -----------
Net assets..................................  $16,947,655
                                              ===========
Shares outstanding..........................   16,948,012
Net asset value per share...................  $      1.00
                                              ===========
Maximum offering price per share............  $      1.00
                                              ===========

 STATEMENT OF OPERATIONS

                          For the Six Months Ended December 31, 1999 (Unaudited)

Investment income:
  Interest..................................  $   489,982
                                              -----------
Expenses:
  Management fees (note 3)..................       26,786
  12b-1 fees (note 6).......................       13,393
  Custodian fees (note 3)...................        2,693
  Directors' fees (note 3)..................        1,869
  Professional fees.........................        6,488
  Transfer agent and accounting fees........       30,338
  Filing fees...............................        8,766
  Printing, proxy and postage fees..........        3,156
  Other.....................................          646
                                              -----------
    Total expenses..........................       94,135
    Less expenses voluntarily reduced or
      reimbursed (note 3)...................      (13,393)
                                              -----------
    Net expenses............................       80,742
                                              -----------
    Net investment income...................      409,240
                                              -----------
    Net increase in net assets from
      operations............................  $   409,240
                                              ===========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                 SIX MONTHS
                                                                    ENDED          YEAR ENDED
                                                              DECEMBER 31, 1999   JUNE 30, 1999
                                                              -----------------   -------------
From operations:
  Net investment income.....................................    $    409,240      $    730,870
                                                                ------------      ------------
      Net increase in assets from operations................         409,240           730,870
                                                                ------------      ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................        (409,240)         (730,870)
                                                                ------------      ------------
From capital share transactions (note 4):
  Received from shares sold.................................       8,671,186        21,575,304
  Received from dividends reinvested........................         224,254           485,752
  Paid for shares redeemed..................................      (8,713,426)      (21,656,382)
                                                                ------------      ------------
      Increase in net assets derived from capital share
       transactions.........................................         182,014           404,674
                                                                ------------      ------------
         Increase in net assets.............................         182,014           404,674
Net Assets:
  Beginning of period.......................................      16,765,641        16,360,967
                                                                ------------      ------------
  End of period.............................................    $ 16,947,655      $ 16,765,641
                                                                ============      ============

 FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                             SIX MONTHS
                                                               ENDED                        YEARS ENDED JUNE 30
                                                            DECEMBER 31,     --------------------------------------------------
                                                                1999          1999       1998       1997       1996       1995
                                                            ------------     ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period......................     $ 1.00        $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
Income from investment operations:
  Net investment income...................................       0.02          0.04       0.05       0.05       0.05       0.05
Less distributions:
  Dividends from net investment income....................      (0.02)        (0.04)     (0.05)     (0.05)     (0.05)     (0.05)
                                                               ------        ------     ------     ------     ------     ------
Net asset value, end of period............................     $ 1.00        $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                               ======        ======     ======     ======     ======     ======
Total return..............................................       2.32%(b)      4.44%      4.87%      4.77%      5.18%      5.06%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
  Expenses................................................       0.92%(a)      0.88%      0.88%      0.80%      0.57%      0.51%
  Net investment income...................................       4.69%(a)      4.36%      4.81%      4.71%      5.14%      4.99%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses................................................       1.08%(a)      1.03%      1.03%      1.04%      0.87%      0.81%
Net assets at end of period (millions)....................     $ 16.9        $ 16.8     $ 16.4     $ 14.4     $ 15.8     $ 14.1

---------------

(a) Annualized

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Money Market portfolio, but it may cease that waiver, in whole or in part, without prior notice.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME PORTFOLIO

 OBJECTIVE

To provide high current income. Preservation of capital is a secondary objective. Normally, at least 85% of the assets of this portfolio will be invested in investment-grade fixed-income securities and the equivalent. The remainder may be invested in below investment-grade corporate bonds.

 PERFORMANCE AS OF DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                    (0.80)%         (3.77)%
Three-year                   4.63%           3.57%
Five-year                    6.94%           6.30%
Since inception
  (8/18/92)                  5.46%           5.03%

The maximum sales charge is 3%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

 COMMENTS

The Income Portfolio trailed the Lehman Brothers Government/Corporate Intermediate Index -(.80) to +.39 for the year 1999. This was a very difficult year for the fixed income investors with the vast majority of fixed income funds providing investors with negative returns. Our underperformance relative to the index was primarily a second half occurrence since we were approximately even over the first six months. Market price deterioration in a few of our "Baa" rated corporates relative to the U.S. Treasury market was the primary reason for this.
 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                            INCOME PORTFOLIO (WITH MAX. SALES
                                                              CHARGE)(COMMENCED OPERATIONS     LEHMAN BROS. GOVT./CORPORATE BOND
                                                                    AUGUST 18, 1992)                  INDEX - INTERMEDIATE
                                                            ---------------------------------   ---------------------------------
'92                                                                         9700                               10000
                                                                          9757.2                               10100
'93                                                                      10826.6                             10721.2
                                                                         11050.7                             10980.6
'94                                                                      10408.7                             10690.7
                                                                         10449.3                             10766.6
'95                                                                      11620.6                             11799.1
                                                                         12201.7                             12413.9
'96                                                                      12150.4                             12387.8
                                                                         12771.3                             12916.8
'97                                                                      13158.3                             13282.3
                                                                         13809.6                             13933.1
'98                                                                      14281.9                               14411
                                                                         14738.9                             15101.3
'99                                                                      14659.3                             15013.7
                                                                         14619.8                             15159.4

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 BONDS AS OF DECEMBER 31, 1999

                                         % of Portfolio
 1.  US Treasury Note 6.375% 08/15/02         13.9
 2.  Delta Airlines 7.70% 12/15/2005           4.6
 3.  Texas Utilities Electric Co.
     7.48% 01/01/17                            4.5
 4.  Watson Pharmaceuticals, Inc.
     7.125% 5/15/08                            4.3
 5.  Mississippi Chemical Corp. 7.25%
     11/15/07                                  4.1
 6.  Lyondell Chemicals 9.625%
     05/01/07                                  4.0
 7.  ITT Destinations Inc. 6.75%
     11/15/05                                  4.0
 8.  Mirage Resorts Inc. 6.75%
     02/01/08                                  4.0
 9.  El Paso Electric Co. 8.9%
     02/01/06                                  4.0
10.  IBM Corp. 7.25% 11/01/02                  3.9

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                         % of Portfolio
 1.  Utilities                                19.0
 2.  US Treasury                              13.9
 3.  Transportation and Equipment             10.9
 4.  Hotel/Lodging                            10.7
 5.  Chemicals                                 8.0

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 1999 (UNAUDITED)

  FACE                                               MARKET
 AMOUNT    LONG-TERM BONDS & NOTES                   VALUE
-------------------------------------------------------------
           GOVERNMENT (14.0%)
$900,000   U.S. Treasury Note 6.375% 08/15/02....  $  901,969
                                                   ----------
           CHEMICALS (8.0%)
 250,000   Lyondell Chemicals Inc. (144A) 9.625%
            05/01/07.............................     256,875
 300,000   Mississippi Chemical Corp. 7.250%
            11/15/07.............................     262,835
                                                   ----------
                                                      519,710
                                                   ----------
           COMMUNICATIONS (1.6%)
 100,000   Comcast Cable Communications 8.375%
            05/01/07.............................     103,509
                                                   ----------
           COMPUTER & RELATED (3.9%)
 250,000   IBM Corp. 7.250% 11/01/02.............     253,479
                                                   ----------
           DRUGS (4.3%)
 300,000   Watson Pharmaceuticals Inc. 7.125%
            05/15/08.............................     279,506
                                                   ----------
           FORESTRY & PAPER PRODUCTS (3.9%)
 250,000   ITT Rayonier Inc. 7.500% 10/15/02.....     252,559
                                                   ----------
           HOTEL/LODGING (10.7%)
 200,000   Hilton Hotels Corp. 7.200% 12/15/09...     175,377
 300,000   ITT Destinations Inc. 6.750%
            11/15/05.............................     257,576
 300,000   Mirage Resorts Inc. 6.750% 02/01/08...     260,386
                                                   ----------
                                                      693,339
                                                   ----------
           MEDICAL & RELATED (3.7%)
 250,000   Bergen Brunswig Corp. 7.375%
            01/15/03.............................     240,605
                                                   ----------
           OIL, ENERGY & NATURAL GAS (4.4%)
 200,000   PDV America, Inc. 7.875% 08/01/03.....     188,456
 100,000   Seagull Energy 7.875% 08/01/03........      98,210
                                                   ----------
                                                      286,666
                                                   ----------
           REAL ESTATE (3.1%)
 200,000   Avalon Properties Inc. 7.375%
            09/15/02.............................     197,865
                                                   ----------
           TRANSPORTATION & EQUIPMENT (11.0%)
 200,000   ABC Rail Product Corp. 8.750%
            12/01/04.............................     165,000
 300,000   Delta Airlines 7.700% 12/15/05........     295,388
 250,000   Illinois Central Gulf Railroad 6.750%
            05/15/03.............................     247,316
                                                   ----------
                                                      707,704
                                                   ----------

  FACE                                               MARKET
 AMOUNT    LONG-TERM BONDS & NOTES                   VALUE
-------------------------------------------------------------
           UTILITIES (13.3%)
$250,000   El Paso Electric Co. 8.900%
            02/01/06.............................  $  257,715
 200,000   Niagara Mohawk Power Corp. 7.750%
            10/01/08.............................     200,214
 116,711   Puget Power 6.450% 04/11/05...........     114,414
 300,000   Texas Utilities Electric 7.480%
            01/01/17.............................     288,481
                                                   ----------
                                                      860,824
                                                   ----------
           TOTAL LONG-TERM BONDS & NOTES (81.9%)
            (COST $5,497,067)....................  $5,297,735
                                                   ----------

                                                    MARKET
  SHARES     PREFERRED STOCK                         VALUE
-------------------------------------------------------------
             UTILITIES (5.7%)
     8,000   GTE Delaware 8.75% Ser. B..........  $   198,000
     7,000   CL & P Capital 9.3% Ser. A.........      170,188
                                                  -----------
             TOTAL PREFERRED STOCK (5.7%) (COST
              $375,000).........................  $   368,188
                                                  -----------

  FACE                                               MARKET
 AMOUNT    SHORT-TERM NOTES                          VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (12.2%)
$325,000   American Express Credit 1.00%
            01/04/00.............................  $  324,973
 466,000   Firstar 1.000%
            01/03/00 repurchase price $466,038
            collateralized by GNMA
            certificates pool # 8375 due
            02/20/24 (Cost $466,000).............     466,000
                                                   ----------
           TOTAL SHORT-TERM NOTES (12.2%)
            (COST $790,973)......................  $  790,973
                                                   ----------
           TOTAL HOLDINGS (99.8%)
            (COST $6,663,040) (a)................  $6,456,896
                                                   ----------
           CASH & RECEIVABLES, NET OF LIABILITIES
            (0.2%)...............................      13,036
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $6,469,932
                                                   ==========

---------------

(a) Represents cost for financial reporting and federal income tax purposes. See
    Note 1.

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $258,125 or 4.0% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                   December 31, 1999 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (Cost $6,663,040)...............  $6,456,896
  Cash in bank...............................         446
  Dividends & accrued interest receivable....     107,092
  Other......................................       3,976
                                               ----------
    Total assets.............................   6,568,410
                                               ----------
Liabilities:
  Payable for shares redeemed................      35,845
  Payable for investment management services
    (note 3).................................       2,092
  Accrued 12b-1 fees (note 6)................       4,461
  Other accrued expenses.....................      23,039
  Dividends payable..........................      33,041
                                               ----------
    Total liabilities........................      98,478
                                               ----------
Net assets at market value...................  $6,469,932
                                               ==========
Net assets consist of:
  Par value, $.001 per share.................  $      689
  Paid-in capital in excess of par value.....   6,698,704
  Accumulated undistributed net realized loss
    on investments...........................     (23,317)
  Net unrealized depreciation on
    investments..............................    (206,144)
                                               ----------
Net assets at market value...................  $6,469,932
                                               ==========
Shares outstanding...........................     689,414
Net asset value per share....................  $     9.38
                                               ==========
Maximum offering price per share
  ($9.38/97%)................................  $     9.67
                                               ==========

 STATEMENT OF OPERATIONS

                          For the Six Months Ended December 31, 1999 (Unaudited)

Investment income:
  Interest....................................  $ 234,612
                                                ---------
Expenses:
  Management fees (note 3)....................     15,971
  12b-1 fees (note 6).........................      7,985
  Custodian fees (note 3).....................      2,513
  Directors' fees (note 3)....................        740
  Professional fees...........................      2,594
  Transfer agent & accounting fees............     17,245
  Filing fees.................................      3,554
  Printing, proxy and postage fees............      1,298
  Other.......................................        122
                                                ---------
    Total expenses............................     52,022
    Less expenses voluntarily reduced or
      reimbursed (note 3).....................     (4,791)
                                                ---------
    Net expenses..............................     47,231
                                                ---------
    Net investment income.....................    187,381
                                                ---------
Realized and unrealized gain (loss) on
  investments:
Net realized gain from investments............     12,371
  Net increase in unrealized depreciation on
    investments...............................   (206,537)
                                                ---------
      Net loss on investments.................   (194,166)
                                                ---------
      Net decrease in net assets from
         operations...........................  $  (6,785)
                                                =========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                              SIX MONTHS ENDED     YEAR ENDED
                                                              DECEMBER 31, 1999   JUNE 30, 1999
                                                              -----------------   -------------
From operations:
  Net investment income.....................................     $  187,381        $  377,694
  Realized gain on investments..............................         12,371            19,787
  Unrealized loss on investments............................       (206,537)         (223,951)
                                                                 ----------        ----------
      Net increase (decrease) in assets from operations.....         (6,785)          173,530
                                                                 ----------        ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................       (187,381)         (377,694)
                                                                 ----------        ----------
From capital share transactions (note 4):
  Received from shares sold.................................      6,229,390           327,145
  Received from dividends reinvested........................         24,221            66,015
  Paid for shares redeemed..................................     (5,953,947)         (748,947)
                                                                 ----------        ----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................        299,664          (355,787)
                                                                 ----------        ----------
         Increase (decrease) in net assets..................        105,498          (559,951)
Net Assets:
  Beginning of period.......................................      6,364,434         6,924,385
                                                                 ----------        ----------
  End of period.............................................     $6,469,932        $6,364,434
                                                                 ==========        ==========

 FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                                              YEAR ENDED JUNE 30,
                                                              SIX MONTHS ENDED      ---------------------------------------
                                                              DECEMBER 31, 1999      1999       1998       1997       1996
                                                              -----------------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................       $ 9.69           $ 9.99     $ 9.75     $ 9.59     $ 9.78
Income (loss) from investment operations:
  Net investment income.....................................         0.28             0.57       0.59       0.61       0.63
  Net realized & unrealized gain (loss) on investments......        (0.31)           (0.30)      0.24       0.16      (0.19)
                                                                   ------           ------     ------     ------     ------
    Total income (loss) from investment operations..........        (0.03)            0.27       0.83       0.77       0.44
                                                                   ------           ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................        (0.28)           (0.57)     (0.59)     (0.61)     (0.63)
  Distributions from net realized capital gains.............         0.00             0.00       0.00       0.00       0.00
                                                                   ------           ------     ------     ------     ------
    Total distributions.....................................        (0.28)           (0.57)     (0.59)     (0.61)     (0.63)
                                                                   ------           ------     ------     ------     ------
Net asset value, end of period..............................       $ 9.38           $ 9.69     $ 9.99     $ 9.75     $ 9.59
                                                                   ======           ======     ======     ======     ======
Total return................................................        (0.27)%(b)        2.65%      8.56%      8.26%      4.61%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
  Expenses..................................................         1.49%(a)         1.40%      1.39%      1.21%      0.97%
  Net investment income.....................................         5.90%(a)         5.70%      5.91%      6.29%      6.50%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................         1.64%(a)         1.55%      1.54%      1.51%      1.22%
Portfolio turnover rate.....................................            5%               4%        40%        10%         9%
Net assets at end of period (millions)......................       $  6.5           $  6.4     $  6.9     $  6.6     $  7.0

---------------
(a) Annualized.
(b) Calculated on an aggregate basis (not annualized).
(c) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Income portfolio, but it may cease that waiver, in whole or in part, without prior notice.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

 OBJECTIVE

To provide moderate income with the potential for increasing income over time. Growth of capital is also a primary objective. At least 90% of the assets of this portfolio will be invested in income-producing securities. Normally, at least 50% of the assets will be invested in dividend-paying stock.

 PERFORMANCE AS OF DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURNS:

                            Without       With max.
                          sales charge   sales charge
One-year                     11.19%          5.63%
Three-year                   12.31%         10.41%
Five-year                    15.22%         14.07%
Since inception
  (8/18/92)                  12.50%         11.72%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

 COMMENTS

1999 turned out to be another year of high returns for stock indices across the board. Volatility has continued at extreme levels and we see this as a regular market factor for the foreseeable future. The Income & Growth Portfolio has gone through a transformation process to make the fund more growth-oriented than it was in the past. Due to unacceptable portfolio performance, new management was engaged to direct the fund beginning at mid-year. The fund has progressed into a more growth-oriented portfolio and has taken sizable positions in large and liquid securities. As a result, the previous holdings in smaller capitalized names have been replaced. Fortunately, this has had a positive impact on the fund's performance. Due to the narrow market we are experiencing, the fund didn't perform as well as the widely publicized growth names. However, the portfolio's performance in the second half of the year improved relative to the S&P 500 when compared to the first half of the year. We are confident that the changes we have made will continue to improve the fund's relative performance.

Performance of the fund has been improved by taking increased positions in technology and faster-growing companies. We feel that the best areas for continued performance lie in these growth areas and continue to hold large weightings in them. We will continue to search for superior companies that have outstanding fundamentals. Cash positions will continue to be a small weighting within the fund.

In summary, we thank you for your continued support and patience. The Income & Growth Portfolio is positioning itself to benefit from the vagaries of the market and we look to report more positive news in the future.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                              INCOME & GROWTH PORTFOLIO (WITH       STANDARD & POORS 500 INDEX
                                                               MAX. SALES CHARGE)|(COMMENCED        --------------------------
                                                                OPERATIONS AUGUST 18, 1992)
                                                              -------------------------------
'92                                                                          9500                              10000
                                                                           9487.7                              10627
'93                                                                       10686.9                            11139.2
                                                                          11146.4                            11688.4
'94                                                                       10766.3                            11288.6
                                                                          11066.7                            11841.8
'95                                                                       12856.2                            14227.9
                                                                            13796                            16273.9
'96                                                                       14725.8                            17933.8
                                                                          15976.1                            20030.3
'97                                                                       18016.2                            24136.5
                                                                          19635.9                            26690.1
'98                                                                       20682.5                            31416.9
                                                                          20359.8                            34316.7
'99                                                                       21660.8                            38565.1
                                                                          22637.7                            41538.5

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

 TOP 10 STOCKS AS OF DECEMBER 31, 1999

                                         % of Portfolio
 1.  Intel Corp                               4.08
 2.  Texas Instruments                        4.00
 3.  General Electric Co.                     3.96
 4.  Honeywell                                3.34
 5.  Johnson & Johnson                        3.08
 6.  Bell Atlantic                            3.05
 7.  Tyco International                       2.89
 8.  American Int'l.                          2.79
 9.  Citigroup                                2.75
10.  Home Depot Inc.                          2.55

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                       % of Portfolio
1. Computer & Related                       11.8
2. Communications                           10.9
3. Oil, Energy and Natural Gas              10.8
4. Electronics/Semiconductors               10.0
5. Retail                                    6.3

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 1999 (UNAUDITED)

                                                    MARKET
 SHARES                COMMON STOCK                  VALUE
-------------------------------------------------------------
           AEROSPACE (3.3%)
   7,000   Honeywell............................  $   403,812
                                                  -----------
           BANKING (1.5%)
   8,700   Firstar Corp. .......................      183,787
                                                  -----------
           BROADCAST RADIO & TV (1.8%)
   3,400   *CBS Corp. ..........................      217,387
                                                  -----------
           BUSINESS SERVICES (0.9%)
   3,000   Manpower Inc. .......................      112,875
                                                  -----------
           COMMUNICATIONS (10.0%)
   2,500   *ADC Telecommunications Inc. ........      181,406
   6,000   Bell Atlantic Corp. .................      369,375
   3,450   *MCI Worldcom Inc. ..................      183,066
   1,500   Nokia Corp ADR.......................      285,000
   4,000   SBC Communications...................      195,000
                                                  -----------
                                                    1,213,847
                                                  -----------
           COMPUTER & RELATED (9.7%)
   1,800   *Citrix Systems Inc. ................      221,400
   2,000   *EMC Corp. Mass. ....................      218,500
   2,000   Hewlett Packard Co. .................      227,875
   2,500   International Business Machines......      270,000
   2,000   *Microsoft Corp. ....................      233,500
                                                  -----------
                                                    1,171,275
                                                  -----------
           CONSUMER PRODUCTS (3.1%)
   4,000   Johnson & Johnson....................      372,500
                                                  -----------
           ELECTRICAL EQUIPMENT (8.1%)
   6,000   Circuit City Stores..................      270,375
   3,100   General Electric Co. ................      479,725
   3,000   CTS Corp. ...........................      226,125
                                                  -----------
                                                      976,225
                                                  -----------
           ELECTRONICS/SEMICONDUCTORS (8.1%)
   6,000   Intel Corp. .........................      493,875
   5,000   Texas Instruments Inc. ..............      484,375
                                                  -----------
                                                      978,250
                                                  -----------
           FINANCIAL SERVICES (4.0%)
   5,300   Associates First Capital CL A........      145,419
   6,000   Citigroup............................      333,375
                                                  -----------
                                                      478,794
                                                  -----------
           FOOD & RELATED (1.5%)
   8,000   Conagra Inc. ........................      180,500
                                                  -----------
           INSURANCE SERVICES (2.8%)
   3,125   American Intl. Group.................      337,891
                                                  -----------
           MEDICAL & RELATED (1.8%)
   3,500   Baxter International Inc. ...........      219,844
                                                  -----------
           OIL, ENERGY & NATURAL GAS (7.2%)
   3,000   Apache Corp. ........................      110,813
   3,000   Halliburton..........................      120,750

                                                    MARKET
 SHARES                COMMON STOCK                  VALUE
-------------------------------------------------------------
           OIL, ENERGY & NATURAL GAS (CONTINUED)
   2,500   Kerr-McGee Corp. ....................  $   155,000
   3,350   Schlumberger Ltd. ...................      188,437
     649   Transocean Sedco Forex Inc. .........       21,894
   9,000   Williams Cos. Inc. ..................      275,062
                                                  -----------
                                                      871,956
                                                  -----------
           RETAIL (5.4%)
   5,000   CVS Corp. ...........................      199,688
   4,500   Home Depot Inc. .....................      308,531
   3,000   Tandy Corp. .........................      147,562
                                                  -----------
                                                      655,781
                                                  -----------
           SECURITY SYSTEMS/SERVICES (2.9%)
   9,000   Tyco International...................      349,875
                                                  -----------
           TELECOMMUNICATIONS EQUIPMENT (1.4%)
   3,000   Scientific Atlanta Inc. .............      166,875
                                                  -----------
           UTILITIES (1.7%)
   6,000   Coastal Corp. .......................      212,625
                                                  -----------
           TOTAL COMMON STOCK (75.2%) (COST
            $6,285,558).........................  $ 9,104,099
                                                  -----------

                                                    MARKET
 SHARES        REAL ESTATE INVESTMENT TRUSTS         VALUE
-------------------------------------------------------------
   5,000   Reckson Assoc. Realty Corp-B.........  $   115,000
                                                  -----------
           TOTAL REAL ESTATE INV. TRUST (0.9%)
            (COST $106,438).....................  $   115,000
                                                  -----------

                                                    MARKET
 SHARES               PREFERRED STOCK                VALUE
-------------------------------------------------------------
           BANKING (FOREIGN) (0.9%)
   4,000   National Australia Bank Ltd.
            Conv. ..............................  $   110,500
                                                  -----------
           BUSINESS SERVICES (0.6%)
   4,000   Flagstar Capital 8.50%...............       75,000
                                                  -----------
           OIL, ENERGY & NATURAL GAS (0.5%)
   3,000   Consumers Energy II 8.2% Conv. ......       61,875
                                                  -----------
           RETAIL (1.0%)
   2,500   Kmart Financing 7.75% 06/15/16
            Conv. ..............................      109,375
                                                  -----------
           TOTAL PREFERRED STOCK (3.0%) (COST
            $424,671)...........................  $   356,750
                                                  -----------

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           CHEMICALS (1.8%)
$250,000   Geon Corporation 7.500% 12/15/15.....  $   218,718
                                                  -----------
           COMMUNICATIONS (0.8%)
 100,000   Comcast Cable Communications 8.375%
            05/01/07 (144A).....................      103,508
                                                  -----------

                                                                     (continued)

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 1999 (UNAUDITED)

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           COMPUTER & RELATED (2.1%)
$250,000   IBM Corp. 7.250% 11/01/02............  $   253,479
                                                  -----------
           FINANCIAL SERVICES (0.4%)
  50,000   ESI Tractebel Acq. Corp. 7.990%
            12/30/11 (144A).....................       44,735
                                                  -----------
           FOOD & RELATED (0.6%)
  75,000   Marsh Supermarkets Inc. Ser. B 8.875%
            08/01/07............................       69,375
                                                  -----------
           FORESTRY & PAPER PRODUCTS (2.1%)
 250,000   ITT Rayonier Inc. NT 7.500%
            10/15/02............................      252,559
                                                  -----------
           HOUSING, FURNITURE & RELATED (0.8%)
 100,000   Owens Corning 7.500% 05/01/05........       95,065
                                                  -----------
           OIL, ENERGY & NATURAL GAS (3.1%)
 300,000   PDV America Inc. 7.875% 08/01/03.....      282,683
 100,000   R&B Falcon Corp. Series B 6.750%
            04/15/05............................       90,250
                                                  -----------
                                                      372,933
                                                  -----------
           RESTAURANTS (0.8%)
 100,000   Tricon Global Restaurants 7.450%
            05/15/05............................       96,253
                                                  -----------
           UTILITIES (0.8%)
 100,000   Niagara Mohawk Power Corp. Ser. G
            7.750% 10/01/08.....................      100,107
                                                  -----------
           TOTAL LONG-TERM BONDS & NOTES (13.3%)
            (COST $1,674,502)...................  $ 1,606,732
                                                  -----------

  FACE                                              MARKET
 AMOUNT           CONVERTIBLE DEBENTURES             VALUE
-------------------------------------------------------------
           MEDICAL & RELATED (1.7%)
$100,000   Centocor Inc. 4.750% 02/15/05........  $   200,438
                                                  -----------
           TOTAL CONVERTIBLE DEBENTURES (1.7%)
            (COST $149,947).....................  $   200,438
                                                  -----------

  FACE                                              MARKET
 AMOUNT              SHORT-TERM NOTES                VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (4.7%)
$600,000   American Express Credit 1.000%
            01/03/00............................  $   599,950
                                                  -----------
 118,000   Firstar 1.000% 01/03/00 repurchase
            price $118,010 collateralized by
            GNMA certificates pool # 8375 due
            1/3/00 (Cost $118,000)..............      118,000
                                                  -----------
           TOTAL SHORT-TERM NOTES (5.9%) (COST
            $717,950)...........................  $   717,950
                                                  -----------
           TOTAL HOLDINGS (100.0%) (COST
            $9,359,065) (a).....................  $12,100,696
                                                  -----------
           CASH & RECEIVABLES, NET OF
            LIABILITIES (0.0%)..................        6,446
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $12,107,415
                                                  ===========

---------------

* Non-income producing securities.

(a) Represents cost for financial reporting and federal income tax purposes.

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $148,244 or 1.2% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                   December 31, 1999 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (Cost $9,359,065)..............  $12,100,969
  Cash in bank..............................          478
  Receivable for fund shares sold...........       11,493
  Dividends & accrued interest receivable...       52,968
  Other.....................................        2,392
                                              -----------
    Total assets............................   12,168,300
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........        1,012
  Payable for investment management services
    (note 3)................................        3,724
  Accrued 12b-1 fees (note 6)...............        7,480
  Other accrued expenses....................       48,669
                                              -----------
    Total liabilities.......................       60,885
                                              -----------
Net assets at market value..................  $12,107,415
                                              ===========
Net assets consist of:
  Par value, $.001 per share................  $       848
  Paid-in capital in excess of par value....    8,710,376
  Accumulated undistributed net realized
    gain on investments.....................      648,217
  Net unrealized appreciation on
    investments.............................    2,741,904
  Undistributed net investment income.......        6,070
                                              -----------
Net assets at market value..................  $12,107,415
                                              ===========
Shares outstanding..........................      848,003
Net asset value per share...................  $     14.28
                                              ===========
Maximum offering price per share
  ($14.28/95%)..............................  $     15.03
                                              ===========

 STATEMENT OF OPERATIONS

                          For the Six Months Ended December 31, 1999 (Unaudited)

Investment income:
  Interest...................................  $   100,859
  Dividends..................................       55,823
                                               -----------
    Total investment income..................      156,682
                                               -----------
Expenses:
  Management fees (note 3)...................       31,982
  12b-1 fees (note 6)........................       15,991
  Custodian fees (note 3)....................        2,615
  Directors' fees (note 3)...................        1,448
  Professional fees..........................        5,021
  Transfer agent & accounting fees...........       30,062
  Filing fees................................        6,788
  Printing, proxy and postage fees...........        2,441
  Other......................................          208
                                               -----------
    Total expenses...........................       96,556
    Less expenses voluntarily reduced or
      reimbursed (note 3)....................       (9,594)
                                               -----------
    Net expenses.............................       86,962
                                               -----------
    Net investment income....................       69,720
                                               -----------
Realized & unrealized gain (loss) on
  investments:
  Net realized gain from investments.........    1,715,718
  Net decrease in unrealized appreciation on
    investments..............................   (1,230,758)
                                               -----------
      Net gain on investments................      484,960
                                               -----------
      Net increase in net assets from
         operations..........................  $   554,680
                                               ===========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                SIX MONTHS ENDED      YEAR ENDED
                                                                DECEMBER 31, 1999    JUNE 30, 1999
                                                                -----------------    -------------
From operations:
  Net investment income.....................................       $    69,720        $   322,778
  Realized gain on investments..............................         1,715,718            903,416
  Unrealized loss on investments............................        (1,230,758)          (662,035)
                                                                   -----------        -----------
      Net increase in assets from operations................           554,680            564,159
                                                                   -----------        -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................           (63,650)          (323,003)
  Capital gains distributions...............................        (1,455,499)          (622,486)
                                                                   -----------        -----------
      Total dividends and distributions.....................        (1,519,149)          (945,489)
                                                                   -----------        -----------
From capital share transactions (note 4):
  Received from shares sold.................................           360,579          1,753,433
  Received from dividends reinvested........................           802,266            564,557
  Paid for shares redeemed..................................        (1,386,656)        (4,695,463)
                                                                   -----------        -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................           223,811         (2,377,473)
                                                                   -----------        -----------
         Decrease in net assets.............................        (1,188,280)        (2,758,803)
Net Assets:
  Beginning of period.......................................        13,295,695         16,054,498
                                                                   -----------        -----------
  End of period.............................................       $12,107,415        $13,295,695
                                                                   ===========        ===========
  Includes undistributed net investment income of...........       $     6,070        $       225
                                                                   ===========        ===========

 FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                                              YEAR ENDED JUNE 30,
                                                              SIX MONTHS ENDED      ---------------------------------------
                                                              DECEMBER 31, 1999      1999       1998       1997       1996
                                                              -----------------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................        15.51            15.85      14.89      12.78      11.57
Income from investment operations:
  Net investment income.....................................         0.08             0.35       0.42       0.38       0.38
  Net realized & unrealized gain on investments.............         0.60             0.33       1.73       2.39       1.27
                                                                   ------           ------     ------     ------     ------
    Total income from investment operations.................         0.68             0.68       2.15       2.77       1.65
                                                                   ------           ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................        (0.08)           (0.35)     (0.42)     (0.38)     (0.37)
  Distributions from net realized capital gains.............        (1.83)           (0.67)     (0.77)     (0.28)     (0.07)
                                                                   ------           ------     ------     ------     ------
    Total distributions.....................................        (1.91)           (1.02)     (1.19)     (0.66)     (0.44)
                                                                   ------           ------     ------     ------     ------
Net asset value, end of period..............................       $14.28           $15.51     $15.85     $14.89     $12.78
                                                                   ======           ======     ======     ======     ======
Total return................................................         4.51%(b)         4.73%     14.77%     22.34%     14.50%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
  Expenses..................................................         1.36%(a)         1.30%      1.20%      1.12%      0.89%
  Net investment income.....................................         1.09%(a)         2.33%      2.65%      2.77%      3.10%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................         1.50%(a)         1.45%      1.35%      1.31%      1.14%
Portfolio turnover rate.....................................           46%              49%        39%        14%         7%
Net assets at end of period (millions)......................       $ 12.1           $ 13.3     $ 16.1     $ 13.1     $ 10.8

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Income & Growth portfolio, but it may cease that waiver, in whole or in part, without prior notice.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GROWTH PORTFOLIO

 OBJECTIVE

To provide long-term capital growth. Current income is incidental. Normally at least 90% of the assets of this portfolio will be invested in common stocks. Selection of stocks is not limited with regard to whether stocks are exchange-listed or dividend-paying or whether they are issued by companies of any particular size.

 PERFORMANCE AS OF DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                    20.96%          14.92%
Three-year                  13.15%          11.24%
Five-year                   16.73%          15.56%
Since inception
  (8/18/92)                 14.77%          14.05%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

 COMMENTS

1999 turned out to be another year of high returns for stock indices across the board. Volatility has continued at extreme levels and we see this as a regular market factor for the foreseeable future. The Growth Portfolio has gone through a transformation process to make the fund even more growth-oriented than it was in the past. Due to unacceptable portfolio performance, new management was engaged to direct the fund beginning at mid-year. The fund has progressed into a more growth-oriented portfolio and has taken sizable positions in large and liquid securities. As a result, the previous holdings in smaller capitalized names have been replaced. Fortunately, this has had a positive impact on the fund's performance. Under old management, the fund trailed the S&P 500 Index by 638 basis points halfway through the year. Under current management, the fund outperformed the S&P 500 Index by 652 basis points during the second half of 1999. For 1999, the portfolio ended up essentially matching the S&P 500, trailing it by only six basis points. We are confident that the changes we have made will continue to improve the fund's relative performance.

Performance of the fund has been improved by taking increased positions in technology and faster-growing companies. We feel that the best areas for continued performance lie in these growth areas and continue to hold large weightings in them. We will continue to search for superior companies that have outstanding fundamentals. Cash positions will continue to be a small weighting within the fund.

In summary, we thank you for your continued support and patience. The Growth Portfolio is positioning itself to benefit from the vagaries of the market and we look to report more positive news in the future.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                             GROWTH PORTFOLIO (WITH MAX. SALES     STANDARD & POOR'S 500 INDEX
                                                               CHARGE)|(COMMENCED OPERATIONS       ---------------------------
                                                                     AUGUST 18, 1992)
                                                             ---------------------------------
'92                                                                          9500                              10000
                                                                          10178.3                              10627
'93                                                                       11227.7                            11139.2
                                                                          11917.1                            11688.4
'94                                                                       11547.6                            11288.6
                                                                          11987.6                            11841.8
'95                                                                       13927.2                            14227.9
                                                                          15367.3                            16273.9
'96                                                                       17017.7                            17933.8
                                                                          18098.3                            20030.3
'97                                                                       20197.7                            24136.5
                                                                          21126.8                            26690.1
'98                                                                       23051.5                            31416.9
                                                                          21677.6                            34316.7
'99                                                                       22978.3                            38565.1
                                                                          26222.8                            41538.5

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 STOCKS AS OF DECEMBER 31, 1999

                                         % of Portfolio
 1.  Cisco Systems Inc                        7.02
 2.  Microsoft Corp                           4.59
 3.  Texas Intruments Inc                     4.23
 4.  EMC Corp./Mass                           4.11
 5.  Intel Corp                               3.60
 6.  Citrix Systems Inc                       3.23
 7.  MCI Worldcom Inc.                        3.17
 8.  Infinity                                 3.16
 9.  Home Depot, Inc                          3.15
10.  CBS Corporation                          3.07

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                         % of Portfolio
 1.  Computer and Related                     20.8
 2.  Electronics/Semiconductors               14.5
 3.  Communication                            12.0
 4.  Oil, Energy & Natural Gas                 6.3
 5.  Broadcast Radio & TV                      6.3

The prices of small company stocks are generally more volatile than the prices of large company stocks.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 1999 (UNAUDITED)

                                                    MARKET
  SHARES                COMMON STOCK                 VALUE
-------------------------------------------------------------
             AEROSPACE (3.0%)
     6,000   Honeywell .........................  $   346,125
                                                  -----------
             BANKING (1.2%)
     6,420   Firstar Corp. .....................      135,623
                                                  -----------
             BROADCAST RADIO & TV (6.2%)
     5,500   *CBS Corp. ........................      351,656
    11,000   *Infinity Broadcasting Corp. ......      361,875
                                                  -----------
                                                      713,531
                                                  -----------
             BUSINESS SERVICES (1.2%)
     3,500   Manpower Inc. .....................      131,688
                                                  -----------
             COMMUNICATIONS (12.0%)
     4,500   *ADC Telecommunications Inc. ......      326,531
     4,000   Bell Atlantic Corp. ...............      246,250
     6,825   *MCI Worldcom Inc. ................      362,152
     1,500   Nokia Oyj Spon-ADR.................      285,000
     3,000   SBC Communications Inc. ...........      146,250
                                                  -----------
                                                    1,366,183
                                                  -----------
             COMPUTER & RELATED (20.8%)
     3,000   *Citrix Systems Inc. ..............      369,000
     7,500   *Cisco Systems Inc. ...............      803,438
     4,300   *EMC Corp. Mass....................      469,775
     1,500   Hewlett Packard Co. ...............      170,906
     2,000   International Business Machines....      216,000
     4,400   *Sun Microsystems Inc. ............      340,725
                                                  -----------
                                                    2,369,844
                                                  -----------
             COMPUTER SOFTWARE (4.6%)
     4,500   *Microsoft Corp. ..................      525,375
                                                  -----------
             CONGLOMERATE (2.8%)
     2,100   General Electric Co. ..............      324,975
                                                  -----------
             ELECTRONICS/SEMICONDUCTORS (14.5%)
     4,000   *Altera Corp. .....................      198,250
     3,000   CTS Corp. .........................      226,125
     5,000   Intel Corp. .......................      411,563
     3,500   *Solectron Corp. ..................      332,937
     5,000   Texas Instruments Inc. ............      484,375
                                                  -----------
                                                    1,653,250
                                                  -----------
             FINANCIAL SERVICES (3.9%)
     3,200   Associates First Capital CL A......      142,675
     5,500   Citigroup Inc. ....................      305,594
                                                  -----------
                                                      448,269
                                                  -----------
             HEALTH CARE (2.0%)
     2,500   Johnson & Johnson..................      232,812
                                                  -----------
             INSURANCE SERVICES (2.4%)
     2,500   American Intl. Group...............  $   270,312
                                                  -----------


                                                    MARKET
  SHARES                COMMON STOCK                 VALUE
-------------------------------------------------------------
             MEDICAL & RELATED (3.4%)
     3,500   Baxter International...............      219,844
     1,000   *MedImmune Inc. ...................      165,875
                                                  -----------
                                                      385,719
                                                  -----------
             OIL, ENERGY & NATURAL GAS (6.3%)
     3,000   Apache Corp. ......................      110,813
     2,000   Halliburton Company................       80,500
     2,500   Kerr-McGee Corp. ..................      155,000
     2,950   Schlumberger Ltd. .................      165,938
       572   Transocean Sedco Forex Inc. .......       19,279
     6,000   Williams Cos. Inc. ................      183,375
                                                  -----------
                                                      714,905
                                                  -----------
             RETAIL (5.6%)
     5,000   Circuit City Group.................      225,312
     5,250   Home Depot Inc. ...................      359,953
     1,000   Tandy Corp. .......................       49,188
                                                  -----------
                                                      634,453
                                                  -----------
             SECURITY SYSTEMS & SERVICES (2.9%)
     8,500   Tyco International Ltd. ...........      330,437
                                                  -----------
             TELECOMMUNICATIONS EQUIPMENT (1.8%)
     3,500   *Mcleod USA Inc. ..................      206,062
                                                  -----------
             TOTAL COMMON STOCK (94.6%) (COST
              $6,294,661).......................  $10,789,563
                                                  -----------

  FACE                                              MARKET
 AMOUNT              SHORT-TERM NOTES                VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (5.7%)
$500,000   American Express Credit 1.00%
            1/3/00..............................  $   499,972
                                                  -----------
 148,000   Firstar 1.000% 01/03/00
            repurchase price $148,012
            collateralized by GNMA
            certificates pool # 8375 due
            1/3/00 (Cost $148,000)..............      148,000
                                                  -----------
           TOTAL SHORT-TERM NOTES (5.7%) (COST
            $647,972)...........................  $   647,972
                                                  -----------
           TOTAL HOLDINGS (100.3%) (COST
            $6,942,633)(a)......................  $11,437,535
                                                  -----------
           CASH & RECEIVABLES, NET OF
            LIABILITIES (-0.3%).................      (30,268)
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $11,407,267
                                                  ===========

---------------

 * Non-income producing securities.

(a) Represents cost for financial reporting and federal income tax purposes. See note 1.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                   December 31, 1999 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (Cost $6,942,633)...............  $1,437,535
  Cash in bank...............................         869
  Receivable for fund shares sold............       1,616
  Dividends & accrued interest receivable....       5,474
  Other......................................       2,454
                                               ----------
    Total assets.............................  11,447,948
                                               ----------
Liabilities:
  Payable for fund shares redeemed...........          24
  Payable for investment management services
    (note 3).................................       3,395
  Accrued 12b-1 fees (note 6)................       6,623
  Other accrued expenses.....................      30,639
                                               ----------
    Total liabilities........................      40,681
                                               ----------
Net assets at market value...................  $1,407,267
                                               ==========
Net assets consist of:
  Par value, $.001 per share.................  $      641
  Paid-in capital in excess of par value.....   6,622,384
  Accumulated undistributed net realized gain
    on investments...........................     289,340
  Net unrealized appreciation on
    investments..............................   4,494,902
                                               ----------
Net assets at market value...................  $1,407,267
                                               ==========
Shares outstanding...........................     640,779
Net asset value per share....................  $    17.80
                                               ==========
Maximum offering price per share
  ($17.80/95%)...............................  $    18.74
                                               ==========

 STATEMENT OF OPERATIONS

                          For the Six Months Ended December 31, 1999 (Unaudited)

Investment income:
  Interest..................................  $     14,974
  Dividends.................................        27,358
                                              ------------
    Total investment income.................        42,332
                                              ------------
Expenses:
  Management fees (note 3)..................        27,171
  12b-1 fees (note 6).......................        13,586
  Custodian fees (note 3)...................         2,563
  Directors' fees (note 3)..................         1,207
  Professional fees.........................         4,184
  Transfer agent & accounting fees..........        27,751
  Filing fees...............................         5,656
  Printing, proxy and postage fees..........         2,037
  Other.....................................           178
                                              ------------
    Total expenses..........................        84,333
    Less expenses voluntarily reduced or
      reimbursed (note 3)...................        (8,151)
                                              ------------
    Net expenses............................        76,182
                                              ------------
    Net investment loss.....................       (33,850)
                                              ------------
Realized & unrealized gain on investments:
  Net realized gain from investments........     1,262,819
  Net increase in unrealized appreciation on
    investments.............................       263,722
                                              ------------
      Net gain on investments...............     1,562,541
                                              ------------
      Net increase in net assets from
         operations.........................  $  1,492,691
                                              ============

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GROWTH PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                              DECEMBER 31, 1999    JUNE 30, 1999
                                                              -----------------    -------------
From operations:
  Net investment loss.......................................     $   (33,850)       $   (14,187)
  Realized gain on investments..............................       1,262,819            158,409
  Unrealized gain (loss) on investments.....................         263,722           (382,289)
                                                                 -----------        -----------
      Net increase (decrease) in assets from operations.....       1,492,691           (238,067)
                                                                 -----------        -----------
Dividends and distributions to shareholders:
  Capital gains distributions...............................      (1,066,045)          (955,237)
                                                                 -----------        -----------
From capital share transactions (note 4):
  Received from shares sold.................................         350,529          1,390,243
  Received from dividends reinvested........................         627,265            607,828
  Paid for shares redeemed..................................        (910,926)        (4,100,808)
                                                                 -----------        -----------
    Increase (decrease) in net assets derived from capital
     share transactions.....................................          66,868         (2,102,737)
                                                                 -----------        -----------
         Increase (decrease) in net assets..................         493,514         (3,296,041)
Net Assets:
  Beginning of period.......................................      10,913,753         14,209,794
                                                                 -----------        -----------
  End of period.............................................     $11,407,267        $10,913,753
                                                                 ===========        ===========

 FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                               SIX MONTHS
                                                                 ENDED                   YEAR ENDED JUNE 30,
                                                              DECEMBER 31,     ---------------------------------------
                                                                  1999          1999       1998       1997       1996
                                                              ------------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................     $17.14        $18.68     $17.52     $15.47     $13.03
Income (loss) from investment operations:
  Net investment income (loss)..............................      (0.05)        (0.02)      0.00       0.07       0.14
  Net realized & unrealized gain (loss) on investments......       2.47         (0.12)      2.41       2.73       2.72
                                                                 ------        ------     ------     ------     ------
    Total income (loss) from investment operations..........       2.42         (0.14)      2.41       2.80       2.86
                                                                 ------        ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................       0.00          0.00       0.00      (0.07)     (0.14)
  Distributions in excess of net investment income..........       0.00          0.00      (0.06)      0.00       0.00
  Distributions from net realized capital gains.............      (1.76)        (1.40)     (1.19)     (0.68)     (0.28)
                                                                 ------        ------     ------     ------     ------
    Total distributions.....................................      (1.76)        (1.40)     (1.25)     (0.75)     (0.42)
                                                                 ------        ------     ------     ------     ------
Net asset value, end of period..............................     $17.80        $17.14     $18.68     $17.52     $15.47
                                                                 ======        ======     ======     ======     ======
Total return................................................      14.12%(b)     (0.32)%    14.13%     18.68%     22.22%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
  Expenses..................................................       1.41%(a)      1.36%      1.24%      1.13%      0.90%
  Net investment income (loss)..............................      (0.63)%(a)    (0.13)%     0.02%      0.43%      0.99%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................       1.56%(a)      1.51%      1.39%      1.32%      1.15%
Portfolio turnover rate.....................................         50%           53%        40%        27%        22%
Net assets at end of period (millions)......................     $ 11.4        $ 10.9     $ 14.2     $ 13.3     $ 11.8

---------------
(a) Annualized
(b) Calculated on an aggregate basis (not annualized).
(c) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Growth portfolio, but it may cease that waiver, in whole or in part, without prior notice.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
SMALL CAP PORTFOLIO

 OBJECTIVE

To provide maximum capital growth by investing primarily in common stocks of small and medium sized companies. Under normal conditions, at least 65% of this portfolio's assets will be invested in common stocks of companies with market capitalization of less than $1 billion.

 PERFORMANCE AS OF DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                    0.86%           (4.18)%
Three-year                  0.72%           (0.99)%
Five-year                   7.78%           6.67%
Since inception
  (11/1/94)                 7.60%            6.53%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

 COMMENTS

1999 turned out to be another year of high returns for stock indices across the board. Volatility has continued at extreme levels and we see this as a regular market factor for the foreseeable future. The Russell 2000 Index actually outperformed the S&P 500 in 1999 after a late rally in the year. The large discrepancy between small and larger capitalized security valuations finally were enough to attract investor money to the universe. Unfortunately, the Small Cap Portfolio didn't participate in this process. Due to unacceptable portfolio performance, new management was engaged to direct the fund beginning in early December. The fund has progressed into a more growth-oriented portfolio and has increased the number of positions. The fund will continue to increase the number of positions to decrease the average weighted position overall. The fund didn't perform as well as the its benchmark in 1999; however, the portfolio is being repositioned to improve its performance. We are confident that the changes we have made will improve the fund's relative performance.

Performance of the fund will be improved by taking increased positions in technology and faster-growing companies. We feel that the best areas for strong performance lie in these growth areas and we will build large weightings in them. We will continue to search for superior companies that have outstanding fundamentals. Cash positions will be a smaller weighting within the fund than at times in the past.

In summary, we thank you for your continued support and patience. The Small Cap Portfolio is positioning itself to benefit from the vagaries of the market and we look to report positive news in the future.
 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                          SMALL CAP PORTFOLIO (WITH MAX. SALES          RUSSELL 2000 INDEX
                                                             CHARGE) (COMMENCED OPERATIONS              ------------------
                                                                   NOVEMBER 1, 1994)
                                                          ------------------------------------
'94                                                                         9500                               10000
                                                                          9539.9                                9853
'95                                                                      10340.3                             11273.8
                                                                         11600.8                               12656
'96                                                                      12840.9                             13967.1
                                                                         13571.6                             14743.7
'97                                                                      14741.4                             16247.6
                                                                         15872.1                             18026.7
'98                                                                      16300.6                             18976.7
                                                                         13754.5                             17623.6
'99                                                                      13768.2                             19259.1
                                                                         13872.9                             21369.9

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

 TOP 10 STOCKS AS OF DECEMBER 31, 1999

                                         % of Portfolio
 1.  Map Info Corp.                           7.79
 2.  Mastec Inc.                              5.89
 3.  Plexus Corp.                             4.97
 4.  Maximus Inc.                             4.80
 5.  CTS Corporation                          4.69
 6.  Regis Corp.                              4.27
 7.  Source Information                       4.26
 8.  Louis Dreyfus                            3.84
 9.  Stericycle Inc.                          3.72
10.  Guest Supply Inc.                        3.60

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                       % of Portfolio
1. Computer and Related                     15.7
2. Business Services                        14.1
3. Medical and Related                       9.6
4. Telecommunications                        9.3
5. Oil, Energy and Natural Gas               8.8

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
SMALL CAP PORTFOLIO

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 1999 (UNAUDITED)

                                                    MARKET
 SHARES                COMMON STOCK                  VALUE
-------------------------------------------------------------
           BANKING (4.0%)
   5,000   Flagstar Bancorp Inc. ...............  $    86,250
   7,500   Sovereign Bancorp Inc. ..............       55,898
                                                  -----------
                                                      142,148
                                                  -----------
           BUSINESS SERVICES (14.1%)
   5,000   *Maximus Inc. .......................      169,688
   4,000   *Plexus Corp. .......................      176,000
   9,000   *Source Information Management.......      150,750
                                                  -----------
                                                      496,438
                                                  -----------
           COMPUTER & RELATED (15.7%)
   1,000   *Cybex Computer Products Corp. ......       40,500
   5,000   *High Speed Access Corp. ............       90,000
   7,500   *Map Info Corp. .....................      275,625
   2,500   *Mapics Inc. ........................       31,563
   5,000   *Optio Software Inc. ................      117,500
                                                  -----------
                                                      555,188
                                                  -----------
           DISTRIBUTION & WHOLESALE (1.7%)
   1,500   *Scan Source Inc. ...................       60,844
                                                  -----------
           DRUGS (6.6%)
   2,500   *Biovaile Corp. .....................      234,375
                                                  -----------
           ELECTRICAL EQUIPMENT (6.8%)
   2,200   CTS Corp. ...........................      165,825
   1,000   *TranSwitch Corp. ...................       72,563
                                                  -----------
                                                      238,388
                                                  -----------
           FINANCIAL SERVICES (1.1%)
   1,500   *Profit Recovery Group Intl. ........       39,844
                                                  -----------
           HOTEL/LODGING (3.6%)
   8,500   *Guest Supply Inc. ..................      127,500
                                                  -----------
           INSTRUMENT-SCIENTIFIC (1.1%)
   1,000   *Mettler-Toledo Intl. ...............       38,187
                                                  -----------
           MEDICAL & RELATED (9.6%)
  20,000   *LCA-Vision Inc. ....................       93,750
       1   *Quorum Health Group Inc. ...........            5
   7,000   *Stericycle Inc. ....................      131,688
   3,000   *Wesley Jessen Visioncare............      113,625
                                                  -----------
                                                      339,068
                                                  -----------
           OIL, ENERGY & NATURAL GAS (8.8%)
   7,500   *Louis Dreyfus Natural Gas Corp. ....      135,937
   9,000   *Santa Fe Snyder Corp. ..............       72,000
   9,000   *Tesoro Petroleum Corp. .............      104,062
                                                  -----------
                                                      311,999
                                                  -----------

                                                    MARKET
 SHARES                COMMON STOCK                  VALUE
-------------------------------------------------------------
           RADIO & TV (2.2%)
   1,500   *Cumulus Media Inc. .................  $    76,125
                                                  -----------
           RETAIL (7.4%)
   5,000   Claires Stores Inc. .................      111,875
   8,000   Regis Corp. .........................      151,000
                                                  -----------
                                                      262,875
                                                  -----------
           REAL ESTATE & LEASING (2.0%)
   3,000   Reckson Assoc. Realty................       69,000
                                                  -----------
           TELECOMMUNICATIONS (9.3%)
   1,000   *Gilat Satellite Networks Ltd. ......      118,750
   4,687   *Mastec Inc. ........................      208,571
                                                  -----------
                                                      327,321
                                                  -----------
           TOTAL COMMON STOCK (94.0%) (COST
           $2,359,818)..........................  $ 3,319,300
                                                  -----------

  FACE                                               MARKET
 AMOUNT               SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (3.4%)
$119,000   American Express Credit 1.000%
            01-04-00.............................  $  118,990
                                                   ----------
           TOTAL REPURCHASE AGREEMENTS (3.4%)
            (COST $118,990)......................  $  118,990
                                                   ----------

  FACE                                               MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL (2.8%)
$100,000   Firstar Bank 1.0% due 01/03/00
            repurchase price $100,008
            collateralized by GNMA certificates
            pool # 837 due 02-20-24 (cost
            $100,000)............................  $  100,000
                                                   ----------
           TOTAL REPURCHASE AGREEMENTS (2.8%)
            (COST $100,000)......................  $  100,000
                                                   ----------
           TOTAL HOLDINGS (100.2%)
            (COST $2,578,808)(a).................  $3,538,290
                                                   ----------
           CASH & RECEIVABLES, NET OF LIABILITIES
            (-0.2%)..............................      (6,818)
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $3,531,472
                                                   ==========

---------------

 * Non income producing security.

(a) Represents cost for financial reporting and federal income tax purposes. See
    Note 1.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
SMALL CAP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                   December 31, 1999 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (Cost $2,578,808)...............  $3,538,290
  Cash in bank...............................         751
  Receivable for fund shares sold............       4,907
  Dividends & accrued interest receivable....         366
  Other......................................       4,062
                                               ----------
    Total assets.............................   3,548,376
                                               ----------
Liabilities:
  Payable for fund shares redeemed...........       2,991
  Payable for investment management services
    (note 3).................................         137
  Accrued 12b-1 fees (note 6)................       1,508
  Other accrued expenses.....................      11,871
  Dividends payable..........................         397
                                               ----------
    Total liabilities........................      16,904
                                               ----------
Net assets at market value...................  $3,531,472
                                               ==========
Net assets consist of:
  Par value, $.001 per share.................  $      331
  Paid-in capital in excess of par value.....   3,666,920
  Accumulated net realized loss on
    investments..............................  (1,095,261)
  Net unrealized appreciation on
    investments..............................     959,482
                                               ----------
Net assets at market value...................  $3,531,472
                                               ==========
Shares outstanding...........................     333,171
Net asset value per share....................  $    10.60
                                               ==========
Maximum offering price per share
  ($10.60/95%)...............................  $    11.16
                                               ==========

 STATEMENT OF OPERATIONS

                          For the Six Months Ended December 31, 1999 (Unaudited)

Investment income:
  Interest....................................  $  10,699
  Dividends...................................     11,025
                                                ---------
    Total investment income...................     21,724
                                                ---------
Expenses:
  Management fees (note 3)....................     11,010
  12b-1 fees (note 6).........................      4,235
  Custodian fees (note 3).....................      2,472
  Directors' fees (note 3)....................        396
  Professional fees...........................      1,372
  Transfer agent & accounting fees............     16,403
  Filing fees.................................      1,855
  Printing, proxy and postage fees............        666
  Organizational expense (note 1).............        172
  Other.......................................        142
                                                ---------
    Total expenses............................     38,723
    Less expenses voluntarily reduced or
      reimbursed (note 3).....................     (9,080)
                                                ---------
    Net expenses..............................     29,643
                                                ---------
    Net investment loss.......................     (7,919)
                                                ---------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from investments..........   (427,200)
  Net increase in unrealized appreciation on
    investments...............................    445,982
                                                ---------
    Net gain on investments...................     18,782
                                                ---------
    Net increase in net assets from
      operations..............................  $  10,863
                                                =========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
SMALL CAP PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                              DECEMBER 31, 1999    JUNE 30, 1999
                                                              -----------------    -------------
From operations:
  Net investment income (loss)..............................     $    (7,919)       $    9,841
  Realized loss on investments..............................        (427,200)         (804,516)
  Unrealized gain (loss) on investments.....................         445,982          (139,644)
                                                                 -----------        ----------
      Net increase (decrease) in assets from operations.....          10,863          (934,319)
                                                                 -----------        ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................               0            (9,841)
  Distributions in excess of net investment income..........               0            (9,359)
  Capital gains distributions...............................               0          (272,363)
                                                                 -----------        ----------
      Total dividends and distributions.....................               0          (291,563)
                                                                 -----------        ----------
From capital share transactions (note 4):
  Received from shares sold.................................          66,257           464,602
  Received from dividends reinvested........................               0           133,949
  Paid for shares redeemed..................................        (298,318)       (1,446,253)
                                                                 -----------        ----------
      Decrease in net assets derived from capital share
       transactions.........................................        (232,061)         (847,702)
                                                                 -----------        ----------
         Decrease in net assets.............................        (221,198)       (2,073,584)
Net Assets:
  Beginning of period.......................................       3,752,670         5,826,254
                                                                 -----------        ----------
  End of period.............................................     $ 3,531,472        $3,752,670
                                                                 ===========        ==========

 FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                 SIX MONTHS                 YEARS ENDED JUNE 30,
                                                                    ENDED          --------------------------------------
                                                              DECEMBER 31, 1999     1999      1998      1997       1996
                                                              -----------------    ------    ------    ------    --------
Per share data:
Net asset value, beginning of period........................       $10.52          $13.32    $13.30    $12.82     $10.63
Income (loss) from investment operations:
  Net investment income (loss)..............................        (0.02)           0.02      0.06      0.11       0.26
  Net realized & unrealized gain (loss) on investments......         0.10           (2.09)     1.30      1.67       2.26
                                                                   ------          ------    ------    ------     ------
    Total income (loss) from investment operations..........         0.08           (2.07)     1.36      1.78       2.52
                                                                   ------          ------    ------    ------     ------
Less distributions:
  Dividends from net investment income......................         0.00           (0.02)    (0.06)    (0.11)     (0.25)
  Distributions in excess of net investment income..........         0.00           (0.03)     0.00      0.00       0.00
  Distributions from net realized capital gains.............         0.00           (0.68)    (1.28)    (1.19)     (0.08)
                                                                   ------          ------    ------    ------     ------
    Total distributions.....................................         0.00           (0.73)    (1.34)    (1.30)     (0.33)
                                                                   ------          ------    ------    ------     ------
Net asset value, end of period..............................       $10.60          $10.52    $13.32    $13.30     $12.82
                                                                   ======          ======    ======    ======     ======
Total return................................................         0.76%(b)      (15.54)%   10.56%    14.82%     24.10%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
  Expenses..................................................         1.71%(a)        1.74%     1.67%     1.35%      0.94%
  Net investment income.....................................        (0.46)%(a)       0.23%     0.47%     0.89%      2.21%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................         2.24%(a)        2.07%     1.82%     1.62%      1.27%
  Net investment income (loss)..............................                        (0.10)%    0.32%     0.62%      1.88%
Portfolio turnover rate.....................................           53%             48%       77%       34%        34%
Net assets at end of period (millions)......................       $  3.5          $  3.8    $  5.8    $  5.2     $  4.5

---------------

(a) Annualized

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Small Cap portfolio, but it may cease that waiver, in whole or in part, without prior notice. In addition, the advisor has reimbursed certain operating expenses.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

 OBJECTIVE

To provide long-term capital growth by investing primarily in common stock (and securities convertible into common stocks) of foreign companies. When deemed appropriate for temporary defensive purposes, it may invest in short-term debt instruments, U.S. Government obligations or in U.S. common stock.

 PERFORMANCE AS OF DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                     62.59%         54.46%
Three-year                   17.00%         15.01%
Five-year                    15.34%         14.16%
Since inception
  (5/1/93)                   17.24%         16.34%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 COMMENTS

Markets in Asia and Europe rallied in the second half led by technology, media and telecommunication stocks. Specifically in Asia, the technology rally finally rolled into such bourses as Hong Kong, Korea and Singapore as investors took advantage of the significant valuation discrepancy relative to the United States. The semi-annual performance ending December 31, 1999 for the One Fund International Portfolio stood at 70.70%. This can be compared with 21.34% for the Morgan Stanley International Europe, Australia, and Far East Index. Our investment discipline is driven by security selection where we are looking for well-positioned companies with strong bottom line growth that are trading at reasonable valuations. The fund's strong relative outperformance can be attributable to being overweighted technology, media and telecommunication names throughout the international equity markets. Moreover, the fund continued to benefit from remaining overweighted Japan, as the economy continued to improve. Finally, some of our top holdings included Softbank, a leading Japanese-based software and media company; JDS Uniphase, a leading provider of components for telecommunication equipment; and ASM Lithography, a leading maker of semi-conductor production equipment.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                           INTERNATIONAL PORTFOLIO (WITH MAX.
                                                           SALES CHARGE)|(COMMENCED OPERATIONS   MORGAN STANLEY CAPTL. INTL. EAFE
                                                                      MAY 1, 1993)                            INDEX
                                                           -----------------------------------   --------------------------------
                                                                             9500                              10000
'93                                                                        9930.4                              10052
                                                                          12920.4                              10826
'94                                                                       13939.8                            11791.7
                                                                            14160                            11698.5
'95                                                                       14829.8                            12021.4
                                                                          15839.7                            13049.2
'96                                                                       17599.5                            13658.6
                                                                          18050.1                            13879.9
'97                                                                       20199.8                            15456.7
                                                                          18270.7                            14040.8
'98                                                                         19219                            16298.6
                                                                            17374                            16741.9
'99                                                                       16548.7                            17406.6
                                                                          28248.6                            21256.9

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1999

                                        % of Portfolio
 1.  Energis PLC                             5.13
 2.  Furukawa Electric Co                    2.51
 3.  Sony Corp.                              2.36
 4.  Intershop Communications AG             2.16
 5.  Descartes Systems Group, Inc.           1.96
 6.  Sharp Corp.                             1.87
 7.  ARM Holdings plc, ADR                   1.66
 8.  Tf1 Television Francaise                1.58
 9.  Murata Manufacturing Co. Ltd.           1.56
10.  Nikon Corp                              1.56

 TOP 5 COUNTRIES/REGIONS AS OF DECEMBER 31, 1999

                                        % of Portfolio
 1.  Japan                                   27.3
 2.  United Kingdom                          12.5
 3.  Germany                                 10.0
 4.  Canada                                   9.2
 5.  Netherlands                              6.8

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 1999 (UNAUDITED)

                                                   MARKET
SHARES            FOREIGN COMMON STOCK              VALUE
------------------------------------------------------------
          JAPAN (27.3%)
 1,000    Bandai Co. Ltd. (13).................  $    31,782
 2,000    Canon Inc. (2).......................       79,405
 1,900    Capcom Co. Ltd. (9)..................      101,261
   500    Csk Corp. (28).......................       81,166
 2,000    Daiwa Securities Co. Ltd. (14).......       31,273
 2,000    Daiwabo Info. System Co. Ltd. (9)....       44,886
 2,500    Fuji Machine Mfg. Co. (20)...........      201,447
 2,000    Fujitec Co. (20).....................       20,047
 2,000    Fujitsu Ltd. (9).....................       91,140
24,900    Furukawa Electric Co. (11)...........      377,420
 1,000    Hosiden Corp. (11)...................       64,150
 1,000    Internet Initiative ADR (9)..........       97,188
     1    Japan Telecom Co. Ltd. (29)..........       40,094
   300    Kyocera Corp. (11)...................       77,743
   500    Matsushita Communication (11)........      132,016
   400    Megachips Corp. (11).................       25,582
 1,000    Murata Manufacturing Co. Ltd. (11)...      234,696
 9,000    NEC Corp. (11).......................      214,307
 9,000    Nikko Securities Co. Ltd. (14).......      113,798
 8,000    Nikon Corp. (11).....................      234,696
   200    Nintendo Corp. Ltd. (13).............       33,209
 2,000    Nippon Broadcasting System (22)......      174,066
   120    Nippon Television Network (22).......      140,818
     2    NTT Mobile Communication Network Inc.
           (29)................................       76,863
   240    Obic Co. Ltd. (9)....................      169,920
 1,100    Paris Miki Inc. (35).................       78,956
   900    Sega Enterprises (13)................       28,604
11,000    Sharp Corp. (2)......................      281,293
   200    Softbank Corp. (28)..................      191,277
 1,200    Sony Corp. (3).......................      355,564
 1,000    Suruga Bank Ltd. (4).................       13,935
 1,000    Taiyo Yuden Co. (11).................       59,261
 5,000    Toho Bank Ltd. (4)...................       23,030
 3,000    Tokyo Securities Co. Ltd. (14).......       11,735
 4,000    Toshiba Corp. (11)...................       30,510
27,000    Wako Securities Co. Ltd. (14)........       71,553
 3,000    Yokowo Co. Ltd. (11).................       74,809
                                                 -----------
                                                   4,109,500
                                                 -----------
          UNITED KINGDOM (12.5%)
 1,300    *ARM Holdings PLC ADR (11)...........      248,950
 5,300    British Sky Broadcasting Grp PLC
           (22)................................       85,502
 1,700    Eidos PLC (13).......................      149,917
16,100    *Energis PLC (29)....................      772,945
 6,900    Enterprise Oil (12)..................       46,502
   650    Filtronic PLC (11)...................       22,192
19,700    *Imagination Technologies Grp PLC
           (28)................................      129,419
 9,100    Inversys PLC (30)....................       49,328
   100    Jazztel PLC ADR (29).................        6,513
 9,500    Prudential Corp. PLC (19)............      186,769
   590    Psion PLC (9)........................       24,707

                                                   MARKET
SHARES            FOREIGN COMMON STOCK              VALUE
------------------------------------------------------------
          UNITED KINGDOM, CONTINUED
 8,100    Reckitt Benckiser PLC (10)...........  $    76,543
 7,750    *Shire Pharmaceuticals Grp PLC
           (23)................................       77,562
    32    SmithKline Beecham PLC (10)..........          406
                                                 -----------
                                                   1,877,255
                                                 -----------
          GERMANY (10.0%)
   260    Adva AG Optical Networking (29)......       49,247
 1,460    Aixtron (11).........................      205,639
 3,285    Baader Wertpapierhandelsbank AG
           (4).................................      105,246
 1,210    *Consors Discount Broker AG (14).....      101,183
   350    DIS Deutsche Industries Service
           (14)................................       28,915
 1,400    *Epcos AG (11).......................      104,377
   400    *GFK AG (28).........................       16,523
 1,160    *Intershop Communications AG (28)....      331,911
   514    Mannesmann AG (29)...................      124,492
   600    Medion AG (34).......................       53,619
 1,300    Siemens AG (30)......................      166,338
 1,150    *Singulus Technologies AG (11).......       72,414
 2,450    *Telegate AG (29)....................      142,672
                                                 -----------
                                                   1,502,576
                                                 -----------
          CANADA (9.2%)
 2,600    *Canfor Corp. (16)...................       30,408
 4,500    *CGI Group Inc. CL A (28)............      192,301
 3,000    *Cyberplex Inc. (28).................       37,889
13,497    *Descartes Systems Group Inc. (28)...      296,560
 4,700    *Intl. Forest Products Ltd. CL A
           (16)................................       12,848
 1,200    *JDS Uniphase Corp. (29).............      193,575
10,200    *Mosaic Group Inc. (28)..............       79,059
 1,930    Nortel Networks Corp. (11)...........      194,803
 2,000    Onex Corp. (28)......................       72,318
 1,300    *Research in Motion Ltd. (11)........       60,007
 5,407    *Telesystem Intl. Wireless Inc.
           (29)................................      198,693
 2,000    *Ulster Petroleums Ltd. (12).........       17,785
                                                 -----------
                                                   1,386,246
                                                 -----------
          NETHERLANDS (6.8%)
 1,950    *ASM Lithography Holding ADR (11)....      221,813
 1,850    *BE Semiconductor Industries (11)....       26,560
 1,164    *Equant ADR (28).....................      130,368
   800    Koninklijke (Royal) Philips
           Electronics (2).....................      108,810
   900    *KPNQUEST (28).......................       57,375
   200    *OpenTV Corp. ADR (35)...............       16,050
 1,320    *STMicroelectronics (11).............      203,209
   700    *United Pan-Europe Communications
           (29)................................       89,567
    86    *United Pan-Europe Communications ADR
           (29)................................       10,965
 2,900    VNU-Verenigde Nederlandse
           Uitgeversbedrijven Verenigd Bezit
           (22)................................      152,457
                                                 -----------
                                                   1,017,174
                                                 -----------
          FRANCE (5.6%)
   475    Alcatel (11).........................      109,112
   350    Canal Plus (22)......................       50,954
   700    Ciments Francais Ord A (5)...........       47,569
   800    Lagardere S.C.A. (35)................       43,524

                                                                     (continued)

ONE FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 1999 (UNAUDITED)

                                                   MARKET
SHARES            FOREIGN COMMON STOCK              VALUE
------------------------------------------------------------
          FRANCE, CONTINUED
    50    M6 Metropole Television (22).........  $    24,785
   455    Tf1 Television Francaise (22)........      238,375
 2,650    Thomson-CSF (1)......................       87,545
 2,642    *Wavecom SA (11).....................      232,909
                                                 -----------
                                                     834,773
                                                 -----------
          HONG KONG (3.8%)
206,000   CCT Telecommunications (29)..........      152,377
16,000    *China Telecommunications (29).......      100,032
428,000   *E-New Media Co. Ltd. (30)...........      209,224
23,000    *Pacific Century CyberWorks Ltd.
           (26)................................       53,554
 9,000    Television Broadcasts Ltd. (22)......       61,362
                                                 -----------
                                                     576,549
                                                 -----------
          SOUTH KOREA (3.3%)
 2,500    Daelim Industrial Co. (5)............       28,732
 4,700    *Haansoft Inc. (35)..................      217,719
 1,170    *Hyundai Electronics Ind. Co. (11)...        6,801
   200    *Korea Thrunet Co. Ltd. CL A (29)....       13,575
   350    Samsung Electronics Co. (11).........       81,990
 1,900    SK Corp. (12)........................       57,561
 2,800    *Turbo Tek Co. Ltd. (20).............       87,908
                                                 -----------
                                                     494,286
                                                 -----------
          SWEDEN (2.6%)
 1,800    Allgon AB CL B (11)..................       35,747
 1,800    Ericsson LM-B (29)...................      115,701
   800    HIQ International AB (28)............       51,234
 1,100    *Modern Times Group CL B (22)........       54,548
 6,830    *Readsoft AB (11)....................      124,402
                                                 -----------
                                                     381,632
                                                 -----------
          SINGAPORE & MALAYSIAN (2.1%)
38,000    DBS Land Ltd. (26)...................       74,836
58,000    GES International Ltd. (11)..........       62,684
18,000    Natsteel Electronics Ltd. (11).......       95,107
46,000    OMNI Industries (16).................       83,410
                                                 -----------
                                                     316,037
                                                 -----------
          TAIWAN (1.8%)
 2,400    *Advanced Semiconductor Engineering
           Inc. GDR (11).......................       46,560
   550    *Macronix Intl. Co. Ltd. SP ADR
           (11)................................       10,519
 1,900    Mosel Vitelic Inc GDR (11)...........       25,840
 4,214    Taiwan Semiconductor ADR (11)........      189,630
                                                 -----------
                                                     272,549
                                                 -----------
          AUSTRALIA (1.4%)
55,550    *Davnet Ltd. (29)....................       83,821
11,100    E.R.G. Ltd. (11).....................       62,319
 8,500    Telstra Corp. (29)...................       29,973
56,200    Westel Group Ltd. (29)...............       30,261
                                                 -----------
                                                     206,374
                                                 -----------

                                                   MARKET
SHARES            FOREIGN COMMON STOCK              VALUE
------------------------------------------------------------
          ITALY (1.3%)
 9,050    Bulgari SPA (13).....................  $    81,331
 4,200    Pininfarina SPA (3)..................      101,979
 5,000    Pirelli SPA (30).....................       13,727
                                                 -----------
                                                     197,037
                                                 -----------
          ISRAEL (1.3%)
 5,700    *Orckit Communications Inc. (29).....      195,581
                                                 -----------
          SWITZERLAND (1.3%)
    30    *Agefi Groupe SA (28)................       11,504
   200    *Charles Voegele Holding AG (27).....       35,959
   148    Publicitas Holding SA (22)...........      146,539
                                                 -----------
                                                     194,002
                                                 -----------
          SPAIN (0.6%)
   700    Amadeus Global Travel (32)...........       11,108
 1,260    Sogecable (22).......................       80,483
                                                 -----------
                                                      91,591
                                                 -----------
          DENMARK (0.6%)
   650    Novo-Nordisk CL B (22)...............       86,177
                                                 -----------
          FINLAND (0.5%)
   400    Nokia Oyj (11).......................       72,540
   613    *Sanitec Oyj (5).....................        8,029
                                                 -----------
                                                      80,569
                                                 -----------
          THAILAND (0.4%)
13,900    *Hana Microelectronics Co. Ltd.
           (11)................................       66,720
                                                 -----------
          IRELAND (0.2%)
   786    Icon PLC ADR (28)....................       13,363
   400    *Ryanair Holdings PLC ADR (32).......       22,050
                                                 -----------
                                                      35,413
                                                 -----------
          GREECE (0.2%)
    94    Commercial Bank of Greece (4)........        7,256
   910    *Tiletipos S.A. (29).................       22,527
                                                 -----------
                                                      29,783
                                                 -----------
          BRAZIL (0.1%)
 3,700    Usinas Siderurgicas de M Preference
           (25)................................       20,100
                                                 -----------
          TOTAL FOREIGN COMMON STOCK (92.9%)
           (COST $8,208,473)...................  $13,971,924
                                                 -----------

                                                  MARKET
SHARES              US COMMON STOCK                VALUE
-----------------------------------------------------------
         TELECOMMUNICATIONS (1.9%)
  350    *Infonet Services Corp. CL B.........  $     9,188
1,300    *Global Crossing Ltd. ...............       65,000
5,950    Global Telesystems Group Inc. .......      206,763
                                                -----------
                                                    280,951
                                                -----------
         TOTAL US COMMON STOCK (1.9%) (COST
          $237,942)...........................  $   280,951
                                                -----------
         TOTAL COMMON STOCK (94.8%) (COST
          $8,446,415).........................  $14,252,875
                                                -----------

                                                                     (continued)

ONE FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 1999 (UNAUDITED)

  FACE                                              MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (3.7%)
$561,000   State Street Bank 2.500% due 01/03/00
            repurchase price $561,012
            collateralized by U.S. Treasury Bond
            due 05/15/04 (Cost $561,000)........  $   561,000
                                                  -----------
           TOTAL REPURCHASE AGREEMENTS (3.7%)
            (COST $561,000).....................  $   561,000
                                                  -----------
           TOTAL HOLDINGS (98.5%) (COST
            $9,007,415)(a)......................  $14,813,875
                                                  -----------
           CASH & RECEIVABLES, NET OF
            LIABILITIES (1.5%)..................      232,281
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $15,046,156
                                                  ===========

---------------

  * Non-income producing securities.

 (a) Represents cost for financial reporting and federal income tax purposes. See Note 1.

ADR (American depository receipt) represents ownership of foreign securities.

INDUSTRY CLASSIFICATIONS

 (1) Aerospace                              (18) Hotels
 (2) Appliances & Household Durables        (19) Insurance
 (3) Automotive                             (20) Machinery
 (4) Banking                                (21) Manufacturing
 (5) Building/Construction                  (22) Media & Publishing
 (6) Cement                                 (23) Medical & Health Care
 (7) Chemicals                              (24) Metal & Mining
 (8) Communications                         (25) Plastics
 (9) Computer Products                      (26) Real Estate
(10) Consumer Products                      (27) Retailing
(11) Electrical & Electronics               (28) Services
(12) Energy and Oil                         (29) Telecommunications
(13) Entertainment & Leisure                (30) Diversified
(14) Finance                                (31) Textile
(15) Food & Beverage                        (32) Transportation
(16) Forest & Paper Products                (33) Utilities
(17) Governmental                           (34) Wholesale
                                            (35) Miscellaneous

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                   December 31, 1999 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (Cost $9,077,415)..............  $14,813,875
  Unrealized gain on forward currency
    contracts (note 5)......................        7,524
  Receivable for securities sold............    1,018,518
  Dividends & accrued interest receivable...       22,604
  Due from adviser..........................       37,215
  Other.....................................        2,016
                                              -----------
    Total assets............................   15,901,752
                                              -----------
Liabilities:
  Bank overdraft............................       24,134
  Unrealized loss on forward currency
    contracts (note 5)......................       31,032
  Payable for securities purchased..........      747,465
  Accrued 12b-1 fees (note 6)...............        7,893
  Other accrued expenses....................       45,072
                                              -----------
    Total liabilities.......................      855,596
                                              -----------
Net assets at market value..................  $15,046,156
                                              ===========
Net assets consist of:
  Par value, $.001 per share................  $       815
  Paid-in capital in excess of par value....   10,053,262
  Accumulated undistributed net realized
    loss on investments (note 1)............      (28,663)
  Net unrealized appreciation (depreciation)
    on:
    Investments (note 1)....................    5,736,460
    Foreign currency related transactions...       (6,640)
    Forward currency contracts (note 5).....      (23,508)
  Undistributed net investment loss.........     (685,570)
                                              -----------
Net assets at market value..................  $15,046,156
                                              ===========
Shares outstanding..........................      814,734
Net asset value per share...................  $     18.47
                                              ===========
Maximum offering price per share
  ($18.47/95%)..............................  $     19.44
                                              ===========

 STATEMENT OF OPERATIONS

                          For the Six Months Ended December 31, 1999 (Unaudited)

Investment income:
  Interest...................................  $    8,229
  Dividends (net of $781 foreign taxes
    withheld)................................       8,756
                                               ----------
    Total investment income..................      16,985
Expenses:
  Management fees (note 3)...................      37,407
  12b-1 fees (note 6)........................      11,002
  Custodian fees (note 3)....................      42,720
  Directors' fees (note 3)...................         893
  Professional fees..........................       2,084
  Transfer agent & accounting fees...........      25,456
  Filing fees................................       2,993
  Printing, proxy and postage fees...........       9,677
  Other......................................         107
                                               ----------
    Total expenses...........................     132,339
    Less expenses voluntarily reduced or
      reimbursed (note 3)....................     (39,135)
                                               ----------
    Net expenses.............................      93,204
                                               ----------
    Net investment loss......................     (76,219)
                                               ----------
Realized & unrealized gain (loss) on
  investments & foreign currency:
  Net realized gain (loss) from:
    Investments..............................   1,205,486
    Forward currency related transactions....     (51,455)
  Net increase in unrealized appreciation on:
      Investments............................   5,430,314
      Foreign currency related
         transactions........................      12,662
                                               ----------
      Net gain on investments................   6,597,007
                                               ----------
      Net increase in net assets from
         operations..........................  $6,520,788
                                               ==========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS UNAUDITED)

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                              DECEMBER 31, 1999    JUNE 30, 1999
                                                              -----------------    -------------
From operations:
  Net investment loss.......................................     $   (76,219)       $   (31,684)
  Realized gain (loss) on investments and foreign currency
    related transactions....................................       1,154,031         (1,969,286)
  Unrealized gain on investments and foreign currency
    related transactions....................................       5,442,976            149,338
                                                                 -----------        -----------
      Net increase (decrease) in assets from operations.....       6,520,788         (1,851,632)
                                                                 -----------        -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................               0                (97)
  Capital gains and foreign currency related transactions
    distributions...........................................               0           (285,520)
                                                                 -----------        -----------
      Total dividends and distributions.....................               0           (285,617)
                                                                 -----------        -----------
From capital share transactions (note 4):
  Received from shares sold.................................       3,078,380            507,008
  Received from dividends reinvested........................               0            271,907
  Paid for shares redeemed..................................      (1,441,573)        (6,315,910)
                                                                 -----------        -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................       1,636,807         (5,536,995)
                                                                 -----------        -----------
         Increase (decrease) in net assets..................       8,157,595         (7,674,244)
Net Assets:
  Beginning of period.......................................       6,888,561         14,562,805
                                                                 -----------        -----------
  End of period.............................................     $15,046,156        $ 6,888,561
                                                                 ===========        ===========

 FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                                         YEARS ENDED DECEMBER 31,
                                                              SIX MONTHS ENDED     -------------------------------------
                                                              DECEMBER 31, 1999     1999       1998      1997      1996
                                                              -----------------    -------    ------    ------    ------
Per share data:
Net asset value, beginning of period........................       $10.82          $ 12.92    $15.45    $14.47    $12.89
Income (loss) from investment operations:
  Net investment income (loss)..............................        (0.12)           (0.04)     0.12      0.14      0.10
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions...........................         7.77            (1.74)    (0.63)     1.92      2.24
                                                                   ------          -------    ------    ------    ------
    Total income (loss) from investment operations..........         7.65            (1.78)    (0.51)     2.06      2.34
                                                                   ------          -------    ------    ------    ------
Less distributions:
  Dividends from net investment income......................         0.00             0.00     (0.12)    (0.15)    (0.39)
  Distributions from net realized capital gains and foreign
    currency transactions...................................         0.00            (0.32)    (1.90)    (0.93)    (0.37)
                                                                   ------          -------    ------    ------    ------
    Total distributions.....................................         0.00            (0.32)    (2.02)    (1.08)    (0.76)
                                                                   ------          -------    ------    ------    ------
Net asset value, end of period..............................       $18.47          $ 10.82    $12.92    $15.45    $14.47
                                                                   ======          =======    ======    ======    ======
Total return................................................        70.70%(b)       (13.90)%   (4.84)%   14.76%    18.65%
Ratios and supplemental data:
Ratios net of fees reimbursed by advisor (c):
  Expenses..................................................         2.10%(a)         2.13%     2.10%     1.87%     1.72%
  Net investment income (loss)..............................        (1.72)%(a)       (0.32)%    0.85%     0.99%     0.70%
Ratios assuming no fees reimbursed by advisor:
  Expenses..................................................         2.98%(a)         2.56%     2.20%     1.98%     1.72%
Portfolio turnover rate.....................................          123%             217%       12%        9%       20%
Net assets at end of period (millions)......................       $ 15.0          $   6.9    $ 14.6    $ 19.3    $ 15.1

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has elected to reimburse certain operating expenses of the International Portfolio, but it may cease that waiver, in whole or in part, without prior written notice.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
CORE GROWTH PORTFOLIO

 OBJECTIVE

To provide long-term capital growth. Current income is incidental. Normally at least 90% of the assets of this portfolio will be invested in common stocks. Selection of stocks is not limited with regard to whether stocks are exchange-listed or dividend-paying or whether they are issued by companies of any particular size.

 PERFORMANCE AS OF DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                    105.53%         95.25%
Five-year                    27.14%         24.99%
Since inception
  (11/1/96)                  25.10%         23.76%

The above returns reflect the maximum sales charge of 5% for this portfolio. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 COMMENTS

The One Fund Core Growth Portfolio returned 70.34% for the second half, 1999 and 105.53% for the full year ending December 31, 1999. This compares with the Russell Mid Cap Growth Index returns of 32.51% and 51.31% respectively for the same periods.

The key factors that led to the favorable results in the second half were evident throughout the year. First, growth stocks significantly outperformed value stocks across all capitalizations. This is evidenced by the full year, 1999 return of the Russell Mid Cap Growth Index of 51.31% vs. -0.10% for the Russell Mid Cap Value Index. Second, we were overweighted in the technology sector when technology had, by far, the best returns in the market. And third, the individual stocks in each major sector of the Fund outperformed the stocks held in the benchmark. This was especially true in the technology sector where the Fund's technology holdings significantly outperformed those technology stocks represented in the Russell Mid Cap Growth Index. In addition, the Fund's holdings in the Consumer, Health Care, Industrial and Services sectors well exceeded those of the benchmark.

Throughout all of 1999, consumers continued to spend, the manufacturing sector continued to grow, corporate profits remained strong, jobs were plentiful and inflation remained low. During the year, foreign economies began to recover. By the end of the year, the strength and length of the bull market has surpassed most expectations. And now, computer-related Y2K worries appear to be over. Few economists are predicting the economy will slow significantly in 2000. During the second half of 1999, the Fed raised interest rates three times to absorb the additional liquidity it injected into the market in 1998. While many predicted that the third increase would be disruptive, the stock market barely missed a beat. The question for the new year is whether the Fed will raise interest rates beyond reversing what it had done in 1998, with the intention of slowing the economy. Some economists are already predicting that the Fed will raise rates one or more times in early 2000. In response, worried investors sent the market down sharply in early January believing that Alan Greenspan would indeed take the millennium punchbowl away.

Although equity mutual funds overall experienced net inflows for 1999, small-cap funds actually experienced net outflows for the year. And according to L. Keith Mullins of Salomon Smith Barney, he predicts a "significant rotation by institutional capital" into small- and mid-cap stocks. If Institutional investors begin to rotate more assets out of large-caps and retail investors continue their shift begun at the end of last year, we believe small- and mid-cap stocks could enjoy a second year of strong performance.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                            CORE GROWTH PORTFOLIO (WITH MAX.            RUSSELL 3000 INDEX
                                                           SALES CHARGE)|(COMMENCED OPERATIONS          ------------------
                                                                    NOVEMBER 1, 1995)
                                                           -----------------------------------
'95                                                                      9500.00                             10000.00
'96                                                                      9389.80                             10614.00
'97                                                                      9359.80                             12499.00
                                                                         8789.70                             13977.70
'98                                                                     10061.60                             16075.70
                                                                         9387.50                             17313.60
'99                                                                     19249.00                             23308.00

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

 TOP 10 STOCKS AS OF DECEMBER 31, 1999

                                         % of Portfolio
 1.  Infospace.com Inc                        4.08
 2.  VERSIGN INC                              3.08
 3.  MEDIMMUNE INC                            2.92
 4.  JDS UNIPHASE CORP.                       2.84
 5.  Emulex Corporation                       2.81
 6.  MicroStrategy Inc                        2.77
 7.  TriQuint                                 2.61
 8.  GETTY IMAGES INC                         2.58
 9.  LAMAR ADVERTISING CO                     2.40
10.  Ariba Inc                                2.34

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                         % of Portfolio
 1.  Internet Software                        11.8
 2.  Computer and Related                     11.0
 3.  Electronic/Semiconductors                11.0
 4.  Retail                                    9.4
 5.  Medical and Related                       9.3

ONE FUND, INC.
CORE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 1999 (UNAUDITED)

                                                    MARKET
SHARES                COMMON STOCK                  VALUE
------------------------------------------------------------
         ADVERTISING (7.2%)
3,600    *Getty Images, Inc. ...................  $  175,950
2,700    *Lamar Advertising Co. ................     163,519
1,500    Omnicorp Group Inc. ...................     150,000
                                                  ----------
                                                     489,469
                                                  ----------
         AUDIO VIDEO (1.1%)
1,100    *Gemstar International Group ..........      78,375
                                                  ----------
         COMMUNICATIONS (1.5%)
  700    *Powerwave Technologies Inc. ..........      40,863
  600    *Univision Communications .............      61,313
                                                  ----------
                                                     102,176
                                                  ----------
         COMPUTER & RELATED (11.0%)
  900    *Ariba Inc. ...........................     159,638
1,100    *Bea Systems Inc. .....................      76,931
1,700    *Emulex Corp. .........................     191,250
1,100    *Verisign Inc. ........................     209,825
  800    *Veritas Software Corp. ...............     114,500
                                                  ----------
                                                     752,144
                                                  ----------
         COMPUTER SOFTWARE (7.9%)
  500    *Active Software Inc. .................      46,000
  300    *Broadbase Software Inc. ..............      33,750
  600    *BroadVision Inc. .....................     102,038
  900    *Informatica Corp. ....................      95,738
  100    *Intertrust Tech Corp. ................      11,762
  900    *MicroStrategy Inc. ...................     189,000
  300    *VA Linux Systems Inc. ................      61,987
                                                  ----------
                                                     540,275
                                                  ----------
         CONSULTING SERVICES (1.9%)
3,000    *USWeb Corp. ..........................     133,312
                                                  ----------
         ELECTRONICS/SEMICONDUCTORS (11.0%)
2,600    *Atmel ................................      76,862
2,300    *Cypress Semiconductor ................      74,463
1,600    *Fairchild Semiconductor ..............      47,600
1,600    *Flextronics Intl. Ltd. ...............      73,600
1,300    *Integrated Device Technology Inc. ....      37,700
  800    *LSI Logic Corp. ......................      54,000
  800    *Microchip Technology .................      54,750
  400    *QLogic Corp. .........................      63,950
1,800    Tandy Corp. ...........................      88,538
1,600    *TriQuint Semiconductor Inc. ..........     178,000
                                                  ----------
                                                     749,463
                                                  ----------
         ENTERTAINMENT & LEISURE (1.0%)
2,300    *Premier Parkes Inc. ..................      66,413
                                                  ----------
         FINANCIAL SERVICES (1.9%)
2,300    *Ameritrade Holdings ..................      49,881
3,100    *E*Trade Group Inc. ...................      80,988
                                                  ----------
                                                     130,869
                                                  ----------

                                                    MARKET
SHARES                COMMON STOCK                  VALUE
------------------------------------------------------------
         FIBER OPTICS (6.9%)
  700    *C-Cor.net Corp. ......................  $   53,638
1,000    *Cienna Corp. .........................      57,500
1,200    *JDS Uniphase Corp. ...................     193,575
1,700    *MRV Communications Inc. ..............     106,888
  200    *Sycamore Networks Inc. ...............      61,600
                                                  ----------
                                                     473,201
                                                  ----------
         INSTRUMENTS-SCIENTIFIC (4.0%)
3,900    *Mettler-Toledo Intl. Inc. ............     148,931
  600    PE Corp.-PE Biosystems Grp. ...........      72,188
1,200    Perkin-Elmer Inc. .....................      50,025
                                                  ----------
                                                     271,144
                                                  ----------
         INTERNET & RELATED (6.1%)
1,300    *Infospace.com Inc. ...................     278,200
2,500    *Rare Medium Group ....................      85,313
1,100    *Verio Inc. ...........................      50,806
                                                  ----------
                                                     414,319
                                                  ----------
         INTERNET SOFTWARE (11.8%)
  200    *Akamai Technologies Inc. .............      65,525
  900    *Art Technology Group Inc. ............     117,000
  600    *Commerce One Inc. ....................     117,900
1,500    *Exodus Communications Inc. ...........     133,219
  500    *F5 Networks Inc. .....................      57,000
2,000    *Lycos Inc. ...........................     159,125
  600    *Viant Corp. ..........................      59,400
  600    *Vignette Corp. .......................      97,800
                                                  ----------
                                                     806,969
                                                  ----------
         MEDICAL & RELATED (9.3%)
2,500    *Allscripts Inc. ......................     110,000
1,100    *Celgene Corp. ........................      77,000
  900    *Cytyc Corp. ..........................      54,956
1,700    *Medicis Pharmaceutical CL A ..........      72,356
1,200    *Medimmune Inc. .......................     199,050
1,700    *Teva Pharmaceuticals .................     121,869
                                                  ----------
                                                     635,231
                                                  ----------
         NETWORK PRODUCTS & SERVICES (4.8%)
  600    *Check Point Software .................     119,250
  201    *Juniper Networks Inc. ................      68,000
  300    *Redback Networks Inc. ................     142,000
                                                  ----------
                                                     329,250
                                                  ----------
         OIL, ENERGY & NATURAL GAS (1.5%)
2,100    Diamond Offshore Drilling Inc. ........      64,181
2,100    EOG Resources Inc. ....................      36,881
                                                  ----------
                                                     101,062
                                                  ----------
         TELECOMMUNICATIONS (1.4%)
1,400    *CommScope Inc. .......................      56,437
  400    *Ditech Communications Corp. ..........      37,400
  200    *MCK Communications ...................       4,500
                                                  ----------
                                                      98,337
                                                  ----------

                                                                     (continued)

ONE FUND, INC.
CORE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 1999 (UNAUDITED)

                                                    MARKET
SHARES                COMMON STOCK                  VALUE
------------------------------------------------------------
         RETAIL (9.4%)
3,000    *American Eagle Outfitters Inc. .......  $  135,000
1,800    Circuit City Stores ...................      81,112
1,700    *Insight Enterprises Inc. .............      69,062
1,700    Tiffany & Co. .........................     151,725
1,400    *United Rentals Inc. ..................      23,975
  700    *Whole Food Market Inc. ...............      32,463
3,000    *Zale Corp. ...........................     145,123
                                                  ----------
                                                     638,460
                                                  ----------
         TOTAL COMMON STOCK (99.7%)
          (COST $4,456,174) ....................  $6,810,469
                                                  ----------

 FACE                                               MARKET
AMOUNT            REPURCHASE AGREEMENTS             VALUE
------------------------------------------------------------
         FINANCIAL (0.1%)
$3,000   Firstar Bank 1.0% due 01/03/00
          repurchase price $3,000 collateralized
          by GNMA certificates pool # 837 due
          02-20-24 (cost $3,000) ...............  $    3,000
                                                  ----------
         TOTAL REPURCHASE AGREEMENTS (0.1%)
          (COST $3,000).........................  $    3,000
                                                  ----------
         TOTAL HOLDINGS (99.8%) (COST
          $4,459,174) (a) ......................  $6,813,469
                                                  ----------
         CASH & RECEIVABLES, NET OF LIABILITIES
          (0.2%) ...............................      16,908
                                                  ----------
         TOTAL NET ASSETS (100.0%) .............  $6,830,377
                                                  ==========

---------------

* Non income producing security.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes. See note 1.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                   December 31, 1999 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (Cost $4,459,174)...............  $ 6,813,469
  Cash in bank...............................          957
  Receivable for securities sold.............       69,167
  Dividends & accrued interest receivable....          595
  Other......................................        7,329
                                               -----------
    Total assets.............................    6,891,517
                                               -----------
Liabilities:
  Payable for securities purchased...........       41,804
  Payable for investment management services
    (note 3).................................        5,468
  Accrued 12b-1 fees (note 6)................        3,682
  Other accrued expenses.....................       10,186
                                               -----------
    Total liabilities........................       61,140
                                               -----------
Net assets at market value...................  $ 6,830,377
                                               ===========
Net assets consist of:
  Par value, $.001 per share.................  $       397
  Paid-in capital in excess of par value.....    3,713,470
  Accumulated net realized gain on
    investments..............................      762,215
  Net unrealized appreciation on
    investments..............................    2,354,295
                                               -----------
Net assets at market value...................  $ 6,830,377
                                               ===========
Shares outstanding...........................      396,616
Net asset value per share....................  $     17.22
                                               ===========
Maximum offering price per share
  ($17.22/95%)...............................  $     18.13
                                               ===========

 STATEMENT OF OPERATIONS

                          For the Six Months Ended December 31, 1999 (Unaudited)

Investment income:
  Interest...................................  $    3,416
  Dividends..................................       3,386
                                               ----------
    Total investment income..................       6,802
                                               ----------
Expenses:
  Management fees (note 3)...................      25,646
  12b-1 fees (note 6)........................       6,749
  Custodian fees (note 3)....................       2,490
  Directors' fees (note 3)...................         482
  Professional fees..........................       1,673
  Transfer agent & accounting fees...........      16,891
  Filing fees................................       2,263
  Printing, proxy and postage fees...........         815
  Other......................................         135
                                               ----------
    Total expenses...........................      57,144
                                               ----------
    Net investment loss......................     (50,342)
                                               ----------
Realized & unrealized gain on investments:
  Net realized gain from investments.........   1,951,794
  Net increase in unrealized appreciation on
    investments..............................   1,183,778
                                               ----------
    Net gain on investments..................   3,135,572
                                               ----------
    Net increase in net assets from
      operations.............................  $3,085,230
                                               ==========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                              DECEMBER 31, 1999    JUNE 30, 1999
                                                              -----------------    -------------
From operations:
  Net investment loss.......................................     $   (50,342)       $   (78,400)
  Realized gain on investments..............................       1,951,794            484,943
  Unrealized gain on investments............................       1,185,778            118,174
                                                                 -----------        -----------
      Net increase in assets from operations................       3,085,230            524,717
                                                                 -----------        -----------
Dividend and distribution to shareholders:
  Capital gains distributions...............................      (1,154,380)                 0
                                                                 -----------        -----------
From capital share transactions (note 4):
  Received from shares sold.................................         289,252            692,176
  Received from dividends reinvested........................         379,135                  0
  Paid for shares redeemed..................................        (324,140)        (1,983,265)
                                                                 -----------        -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................         344,247         (1,291,089)
                                                                 -----------        -----------
         Increase (decrease) in net assets..................       2,275,097           (766,372)
Net Assets:
  Beginning of period.......................................       4,555,280          5,321,652
                                                                 -----------        -----------
  End of period.............................................     $ 6,830,377        $ 4,555,280
                                                                 ===========        ===========

 FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                               SIX MONTHS          YEAR ENDED
                                                                  ENDED             JUNE 30,          11-1-96
                                                              DECEMBER 31,      -----------------        TO
                                                                  1999           1999       1998      6-30-97
                                                              -------------     ------     ------     --------
Per share data:
Net asset value, beginning of period........................     $12.13         $10.60     $ 9.86      $10.00
Income (loss) from investment operations:
  Net investment loss.......................................      (0.13)         (0.18)     (0.16)      (0.08)
  Net realized & unrealized gain (loss) on investments......       8.30           1.71       0.90       (0.06)
                                                                 ------         ------     ------      ------
    Total income (loss) from investment operations..........       8.17           1.53       0.74       (0.14)
                                                                 ------         ------     ------      ------
Less distributions:
  Distributions from net realized capital gains.............      (3.08)          0.00       0.00        0.00
                                                                 ------         ------     ------      ------
Net asset value, end of period..............................     $17.22         $12.13     $10.60      $ 9.86
                                                                 ======         ======     ======      ======
Total return................................................      67.57%(b)      14.43%      7.51%      (1.40)%(b)
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
  Expenses..................................................       2.17%(a)       1.98%      2.06%       1.35%(a)
  Net investment loss.......................................      (1.91)%(a)     (1.81)%    (1.65)%     (0.87)%(a)
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................       2.18%(a)       2.42%      2.12%       1.40%(a)
Portfolio turnover rate.....................................        164%           148%       116%         80%
Net assets at end of period (millions)......................     $  6.8         $  4.6     $  5.3      $  5.5

---------------

(a) Annualized

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has elected to reimburse certain operating expenses of the Core Growth Portfolio, but it may cease that waiver, in whole or in part, without prior written notice.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
S&P 500 INDEX PORTFOLIO

 OBJECTIVE

The S&P 500 Index Portfolio seeks total return approximating that of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

 PERFORMANCE AS OF DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
Since inception               5.90%           0.57%

The above returns reflect the maximum sales charge of 5% for this portfolio. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 COMMENTS

The One Fund has added an S&P 500 Index fund, modeled after the Ohio National S&P 500 Index Fund. The One Fund S&P 500 opened mid-December 1999, but the Ohio National S&P fund completed its third year of existence with its third straight year of outstanding performance. During a volatile, but yet good year for the S&P 500 Index, the Ohio National Index Fund returned after fund expenses 25.63%, or over 4.5% more than the actual S&P 500 Index. The actual Index returned, with dividends reinvested, 21.04% for 1999.

Although another outstanding year for the S&P 500 Index, the Nasdaq 100 index and the Dow Jones Industrial Average both outperformed the S&P 500 for 1999. The Nasdaq had another outstanding year, led by technology stocks, returning 102% for 1999. The DJIA had its best year out of the past 5 years, with a return of 27%. The 3 year average returns for the three indexes are:

12/31/96 THROUGH 12/31/99 AVERAGE ANNUAL RETURNS
------------------------------------------------
S&P 500 Index                            27.6%
Dow Jones Industrial Average             23.4%
Nasdaq 100                               65.4%

Although less volatile, and therefore less risky than the 30 stocks that make up the Dow Jones Industrial Average, the S&P 500 Index has returned more than the Dow in each of the past three years. The Nasdaq has had a remarkable run up in value over that same time period, which resulted in technology and internet stocks currently near record high valuations.

We are looking forward to yet another year of earnings growth for the year 2000. With Y2K scares out of the way, earnings growth remaining strong at around 20% for US companies, Fed Funds interest rate hikes nearing an end, inflation remaining mild and overseas economies recovering, I expect to report the first year of double digit stock index returns to you for our new S&P fund in approximately 12 months.

 TOP 10 STOCKS AS OF DECEMBER 31, 1999

                                         % of Portfolio
 1.  S&P 500 Depositary                       6.21
 2.  Cisco Systems Inc                        5.43
 3.  Microsoft Corp                           4.20
 4.  Mediaone Group Inc                       3.25
 5.  Qualcomm Inc                             2.98
 6.  Intel Corp                               2.96
 7.  American Express Co                      2.81
 8.  SBC Communications                       2.78
 9.  Intl Business Mach                       2.51
10.  Dell Computer Corp                       2.48

 TOP 5 COUNTRIES AS OF DECEMBER 31, 1999

                                         % of Portfolio
 1.  Government                                9.4
 2.  Computer and Related                      9.3
 3.  Financial Services                        7.4
 4.  Computer Software                         6.3
 5.  Communications                            5.2

ONE FUND, INC.
S&P 500 INDEX PORTFOLIO

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 1999 (UNAUDITED)

                                                     MARKET
 SHARES                 COMMON STOCK                 VALUE
-------------------------------------------------------------
           AEROSPACE (0.6%)
     700   Boeing Co. ...........................  $   29,094
                                                   ----------
           AUTOMOTIVE & RELATED (0.7%)
     700   Ford Motor Corp. .....................      37,406
                                                   ----------
           BANKING (2.8%)
   1,300   Bank One Corp. .......................      41,681
     900   Chase Manhattan.......................      69,919
   1,000   Fleet Boston Financial Corp. .........      34,812
                                                   ----------
                                                      146,412
                                                   ----------
           COMMUNICATIONS (5.2%)
     800   Qualcomm Inc. ........................     141,000
   2,700   SBC Communications Inc. ..............     131,625
                                                   ----------
                                                      272,625
                                                   ----------
           COMPUTER & RELATED (9.3%)
   2,400   Cisco Systems Inc. ...................     257,100
   2,300   Dell Computer Corp. ..................     117,300
   1,100   Intl. Business Machines...............     118,800
                                                   ----------
                                                      493,200
                                                   ----------
           COMPUTER SOFTWARE (6.3%)
   1,000   Computer Associates Intl. Inc. .......      69,938
   1,700   Microsoft Corp. ......................     198,475
     600   Oracle Corp. .........................      67,237
                                                   ----------
                                                      335,650
                                                   ----------
           CONSUMER PRODUCTS (2.6%)
     900   Johnson & Johnson.....................      83,813
     500   Procter & Gamble Co. .................      54,781
                                                   ----------
                                                      138,594
                                                   ----------
           ECOLOGICAL SERVICES & EQUIPMENT (0.7%)
   1,000   Monsanto Co. .........................      35,625
                                                   ----------
           ELECTRICAL EQUIPMENT (3.7%)
   1,800   Edison Intl. .........................      47,138
     600   General Electric Co. .................      92,850
   1,800   Thomas & Betts Corp. .................      57,375
                                                   ----------
                                                      197,363
                                                   ----------
           ELECTRONICS/SEMICONDUCTORS (3.4%)
     300   Applied Materials Inc. ...............      38,006
   1,700   Intel Corp. ..........................     139,931
                                                   ----------
                                                      177,937
                                                   ----------
           ENTERTAINMENT & LEISURE (1.1%)
   2,000   The Walt Disney Co. ..................      58,500
                                                   ----------
           FINANCIAL SERVICES (3.9%)
     800   American Express Co. .................     133,000
   1,200   Associates First Capital Corp. .......      32,925
     500   Lehman Bros. Holdings Inc. ...........      42,344
                                                   ----------
                                                      208,269
                                                   ----------

                                                     MARKET
 SHARES                 COMMON STOCK                 VALUE
-------------------------------------------------------------
           FOOD & RELATED (2.0%)
   1,000   Coca-Cola Co. ........................  $   58,250
     800   Kroger Co. ...........................      15,100
   1,500   Sara Lee Corp. .......................      33,094
                                                   ----------
                                                      106,444
                                                   ----------
           INSURANCE SERVICES (1.0%)
     500   American Intl. Group..................      54,063
                                                   ----------
           INTERNET SOFTWARE (0.7%)
     500   America Online Inc. ..................      37,719
                                                   ----------
           MANUFACTURING (0.9%)
   1,200   Tyco Intl. Ltd. ......................      46,650
                                                   ----------
           MEDICAL & RELATED (4.4%)
     600   Amgen Inc. ...........................      36,037
   1,500   Boston Scientific Corp. ..............      32,813
     900   Merck & Co. Inc. .....................      60,356
   1,500   Schering-Plough Corp. ................      63,281
     500   Warner-Lambert Co. ...................      40,969
                                                   ----------
                                                      233,456
                                                   ----------
           OFFICE EQUIPMENT (0.1%)
     300   Xerox Co. ............................       6,806
                                                   ----------
           OIL, ENERGY & NATURAL GAS (3.1%)
     800   Exxon Mobil Corp. ....................      64,450
   1,200   Royal Dutch Petroleum.................      72,525
   1,000   USX-Marathon Group....................      24,688
                                                   ----------
                                                      161,663
                                                   ----------
           RADIO & TV (2.9%)
   2,000   MediaOne Group Inc. ..................     153,625
                                                   ----------
           RESTAURANTS (0.4%)
     500   McDonalds Corp. ......................      20,156
                                                   ----------
           RETAIL (3.6%)
   1,300   Dayton Hudson Corp. ..................      95,468
     300   GAP Inc. .............................      13,800
   1,200   Home Depot Inc. ......................      82,275
                                                   ----------
                                                      191,543
                                                   ----------
           TOTAL COMMON STOCK (59.4%) (COST
            $2,929,241)..........................  $3,142,800
                                                   ----------

                                                    MARKET
 SHARES             DEPOSITORY SHARES               VALUE
-----------------------------------------------------------
2,000     S&P 500 Depository Receipt...........    $293,750
                                                   --------
          TOTAL DEPOSITORY SHARES (5.5%) (COST
           $283,828)...........................    $293,750
                                                   --------

                                                                     (continued)

ONE FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 1999 (UNAUDITED)

   FACE                                              MARKET
  AMOUNT              SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
              FINANCIAL SERVICES (7.4%)
$   191,000   American Express Credit 1.000%
               01-04-00........................    $  190,984
    206,000   Household Finance 6.450%
               01-06-00........................       205,815
                                                   ----------
                                                      396,799
                                                   ----------
              GOVERNMENT (9.4%)
    500,000   U.S. Treasury Bill 5.260%
               01-27-00........................       498,101
                                                   ----------
              INSURANCE SERVICES (3.8%)
    200,000   Prudential Funding 6.500%
               01-11-00........................       199,639
                                                   ----------
              TOTAL SHORT-TERM NOTES (20.6%)
               (COST $1,094,539)...............    $1,094,539
                                                   ----------

   FACE                                              MARKET
  AMOUNT           REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
             FINANCIAL (3.8%)
$  200,000   Firstar Bank 1.0% due 01/03/00
              repurchase price $200,016
              collateralized GNMA certificates
              pool #837 due 02-02-24 (cost
              $200,000)........................    $  200,000
                                                   ----------
             TOTAL REPURCHASE AGREEMENTS (3.8%)
              (COST $200,000)..................    $  200,000
                                                   ----------
             TOTAL HOLDINGS (89.3%) (COST
              $4,507,608)(a)...................    $4,731,089
                                                   ----------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (10.7%)..............       567,444
                                                   ----------
             TOTAL NET ASSETS (100.0%).........    $5,298,533
                                                   ==========

---------------

(a) Represents cost for financial reporting and federal income tax purposes. See
    Note 1.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
S&P 500 INDEX PORTFOLIO(a)

 STATEMENT OF ASSETS AND LIABILITIES

                                                   December 31, 1999 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (Cost $4,507,608)...............  $ 4,731,089
  Cash in Bank...............................          416
  Variation margins on future contracts (note
    1).......................................      570,875
  Dividends & accrued interest receivable....           21
                                               -----------
    Total assets.............................    5,302,401
                                               -----------
Liabilities:
  Payable for investment management services
    (note 1).................................          960
  Accrued 12b-1 fees (note 6)................          600
  Other accrued expenses.....................        2,308
                                               -----------
    Total liabilities........................        3,868
                                               -----------
Net assets at market value...................  $ 5,298,533
                                               ===========
Net assets consist of:
  Par value, $.001 per share.................  $       500
  Paid-in capital in excess of par value.....    5,003,151
  Net unrealized appreciation on:
    Investments (note 1).....................      223,481
    Futures contracts (note 1)...............       70,875
  Undistributed net investment income........          526
                                               -----------
Net assets at market value...................  $ 5,298,533
                                               ===========
Shares outstanding...........................      500,354
Net asset value per share....................  $     10.59
                                               ===========
Maximum offering price per share
  ($10.59/95%)...............................  $     11.15
                                               ===========

 STATEMENT OF OPERATIONS

                                 For the period 12/15/99 to 12/31/99 (Unaudited)

Investment income:
  Interest....................................  $   4,372
  Dividends...................................         22
                                                ---------
    Total investment income...................      4,394
                                                ---------
Expenses:
  Management fees (note 3)....................        960
  12b-1 fees (note 6).........................        600
  Custodian fees (note 3).....................        241
  Directors' fees (note 3)....................         77
  Professional fees...........................        312
  Transfer agent & accounting fees............      1,384
  Filing fees.................................        119
  Printing, proxy and postage fees............        158
  Other.......................................         17
                                                ---------
    Total expenses............................      3,868
                                                ---------
    Net investment income.....................        526
                                                ---------
Unrealized gain on investments:
  Net increase in unrealized appreciation on:
      Investments.............................    223,481
      Futures contracts.......................     70,875
                                                ---------
      Net gain on investments.................    294,356
                                                ---------
      Net increase in net assets from
         operations...........................  $ 294,882
                                                =========

---------------

(a) Commenced operations December 15, 1999.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
S&P 500 INDEX PORTFOLIO(c)

 STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                DECEMBER 15, 1999
                                                                       TO
                                                                DECEMBER 31, 1999
                                                                -----------------
From operations:
  Net investment income.....................................           $      526
  Unrealized gain on investments and futures contracts......              294,356
                                                                       ----------
      Net increase in assets from operations................              294,882
                                                                       ----------
From capital share transactions (note 4):
  Received from shares sold.................................            5,003,651
                                                                       ----------
         Increase in net assets.............................            5,298,533
Net Assets:
  Beginning of period.......................................                    0
                                                                       ----------
  End of period.............................................           $5,298,533
                                                                       ==========
  Includes undistributed net investment income of...........           $      526
                                                                       ==========

 FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                DECEMBER 15, 1999
                                                                       TO
                                                                DECEMBER 31, 1999
                                                                -----------------
Per share data:
Net asset value, beginning of period........................           $    10.00
Income from investment operations:
  Net investment income.....................................                 0.00
  Net unrealized gain on investment and futures contracts...                 0.59
                                                                       ----------
    Total income from investment operations.................                 0.59
                                                                       ----------
Net asset value, end of period..............................           $    10.59
                                                                       ==========
Total return................................................                 5.90%(b)
Ratios and supplemental data:
Ratios net of fees reimbursed by advisor:
  Expenses..................................................                 1.79%(a)
  Net investment income.....................................                 0.24%(a)
Portfolio turnover rate.....................................                    0%
Net assets at end of period (millions)......................           $      5.3

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) Commenced operations December 15, 1999.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.                                     December 31, 1999 (Unaudited)
NOTES TO FINANCIAL STATEMENTS

(1) BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

   ONE Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as a diversified open-end management investment company. The Fund is a series investment company which consists of eight separate investment portfolios that seek the following investment objectives:

   - Money Market Portfolio -- current income consistent with preservation of capital and liquidity.

   - Income Portfolio -- high current income. Preservation of capital is a secondary objective.

   - Income & Growth Portfolio -- moderate income with the potential for increasing income over time. Growth of capital is also a primary objective.

   - Growth Portfolio -- long-term capital growth.

   - Small Cap Portfolio -- maximum capital growth by investing primarily in common stocks of small- and medium-sized companies.

   - International Portfolio -- long-term capital growth by investing primarily in common stocks of foreign companies.

   - Core Growth Portfolio -- long-term capital appreciation.

   - S&P 500 Index Portfolio -- Total return that approximates that of the Standard & Poor's 500 Index ("S&P 500") by investing in common stocks and in stock index futures contracts hedged by U.S. Government obligations, investment grade corporate bonds and cash equivalents.

   There are no assurances these objectives will be met.

   Effective November 3, 1999 the Global Contrarian Portfolio merged into the International Portfolio.

   Effective December 3, 1999 the Tax-Free Income Portfolio merged into the Income Portfolio.

   The following is a summary of significant accounting policies:

   Investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7, which approximates market value. Premiums and discounts are amortized on a straight line basis. For the Money Market and Income portfolios, all of the undistributed net income is accrued as daily dividends to shareholders of record immediately before each computation of the net asset value of these portfolios. Dividends (representing net investment income) will normally be paid monthly to the shareholders of these three portfolios. Distributions arising from net investment income from the remaining portfolios are declared and paid to shareholders quarterly and are recorded on the ex-dividend date. Accumulated net realized capital gains are distributed to shareholders at least once a year.

   For all but the Money Market Portfolio, securities which are traded on U.S. and foreign stock exchanges or in the over-the-counter markets are valued at the last sale price or, if there has been no sale that day, at the last bid reported as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. Over-the-counter securities are valued at the last bid price as of the close of trading on the Exchange. Short-term investments (investments with remaining maturities of 60 days or less) are valued at amortized cost and fixed income securities are valued by using market quotations, or independent pricing services which use prices provided by market makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. The differences between cost and market values of such investments are reflected as unrealized appreciation or depreciation. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time of such valuation.

   Foreign currency exchange rates are generally determined prior to 4:00 p.m. Eastern time. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the time of

                                                                     (continued)

ONE FUND, INC.                                     December 31, 1999 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   valuation, which in the case of the International Portfolio, would not be reflected in the computation of the portfolios' net asset values. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

   In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency exchange contracts (forward contracts). A forward contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

   Each portfolio (other than the Money Market Portfolio) may, (a) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts. Options are recorded at market value, and the related realized and unrealized gains and losses are included in the statement of operations. The portfolios making use of options bear the market risk of an unfavorable change in the price of any security underlying the options.

   The Fund may invest in two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange.

   Futures contracts may be based on broad-based stock indexes such as the Standard & Poor's 500 Index or on narrow-based stock indexes. A particular index will be selected according to Ohio National Investments, Inc.'s ("ONI's"), the investment advisor to the Fund, investment strategy for the particular portfolio. The Fund may enter into such contracts to reduce the risk of fluctuation of portfolio securities values or to take advantage of expected market fluctuations.

   The S&P 500 Index Portfolio currently holds investments in S&P 500 Index Futures Contracts. The contracts in the S&P 500 Index Portfolio are fully hedged with commercial paper and/or U.S. Treasuries. The futures contracts in the S&P 500 Index Portfolio at December 31, 1999 are as follows:

               EXPIRATION   UNDERLYING FACE   UNDERLYING    CASH DEPOSITED AS
   PURCHASED      DATE      AMOUNT AT VALUE   GAIN/LOSS    MARGIN REQUIREMENTS
   ---------   ----------   ---------------   ----------   -------------------
       5        March 00       1,784,375       $70,875           500,000

   Securities transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date (except in the case of the International Portfolio in which dividends are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends), and interest income is accrued daily as earned. Net realized gain or loss on investments and foreign exchange transactions are determined using the first-in, first-out method.

   The books and records of all the portfolios are maintained in U.S. dollars. Foreign currency amounts in the International Portfolio are translated into U.S. dollars on the following basis:

      (1) market value of investments, other assets and liabilities -- at exchange rates prevailing at the end of the period.

      (2) purchases and sales of investments, income and expenses -- at the rates of exchange prevailing on the respective dates of such transaction.
                                                                     (continued)

ONE FUND, INC.                                     December 31, 1999 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Although the net assets and the market value of the International Portfolio is presented at the foreign exchange rates at the end of the period, the Portfolio does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of changes in the market price of the investments. However, the Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of foreign-currency denominated debt obligations pursuant to federal income tax regulations.

   Foreign investment and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks, including re-evaluation of currency and future adverse political and economic developments, could cause investments and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

   Each portfolio may acquire repurchase agreements from member banks of the Federal Reserve System which ONI deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the portfolio under the 1940 Act.

   Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to net operating losses and wash sales. The character of distributions made during the period from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. On the statement of assets and liabilities, as a result of permanent book-to-tax differences, the following reclassifications were made in the Growth, Small Cap, International and Core Growth Portfolios: accumulated net investment loss has been decreased by $33,850, $7,919, $127,674 and $50,342 respectively, resulting in a reclassification adjustment to decrease Paid-in capital in excess of par value by $33,850, $7,919, $127,674 and $50,342 respectively. The amount of losses recognized for financial reporting purposes in excess of federal income tax purposes in the Core Growth Portfolio was $16,675. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

                                                                          PORTFOLIO
                                       -------------------------------------------------------------------------------
                                                  INCOME &                  SMALL       INTER-       CORE      S&P 500
                                        INCOME     GROWTH      GROWTH        CAP       NATIONAL     GROWTH      INDEX
                                       --------   ---------   ---------   ---------    ---------   ---------   -------
Gross unrealized:
  Appreciation.......................    36,211   3,167,950   4,654,579   1,029,135    5,800,910   2,456,563   267,359
  Depreciation.......................  (242,356)   (426,047)   (159,677)    (69,653)     (64,450)    (85,593)  (43,878)
Net unrealized:
  Appreciation.......................         0   2,741,904   4,494,902     959,482    5,736,460   2,370,970   223,481
  Depreciation.......................  (206,145)          0           0           0            0           0         0

   For federal income tax purposes, the Small Cap and International Portfolios had net capital losses of $804,516 and $1,442,884 respectively at June 30, 1999. In addition, the Income and Core Growth Portfolios also had capital loss carryovers at June 30, 1999. If not offset by subsequent capital gains, $35,681 will expire June 30, 2004 in the Income Portfolio, $35,199 will expire in June 30, 2006 in the Core Growth Portfolio and $804,516 and $1,442,884 will expire June 30, 2007 in the Small Cap and International Portfolios, respectively. The Board of Directors does not intend to authorize a distribution of any net realized gain for the portfolios until the capital loss carryovers have been offset or expire.

   It is the policy of the Fund to distribute to its shareholders substantially all of its taxable income, thus gaining relief from federal income taxes under provisions of current tax regulations applicable to investment companies of this type. Accordingly, no provision for federal income taxes has been made.

                                                                     (continued)

ONE FUND, INC.                                     December 31, 1999 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Expenses directly attributable to a portfolio are charged to that portfolio. Expenses not directly attributable to a portfolio are allocated on the basis of relative net assets.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   The Money Market, Income, Income & Growth, and Growth Portfolios were organized on May 12, 1992 with the commencement of operations on August 18, 1992. The International Portfolio was organized on March 18, 1993 with commencement of operations on April 30, 1993. The Small Cap Portfolio was organized on September 15, 1994 with the commencement of operations on November 1, 1994. The Core Growth Portfolio was organized on August 22, 1996 with the commencement of operations on November 1, 1996. The S&P 500 Index Portfolio was organized on September 17, 1999 with the commencement of operations on December 15, 1999. Organizational expenses of approximately $2,610 was incurred by the Small Cap Portfolio. Such expenses will be charged against operations on a straight line basis over a period of 60 months from the commencement of operations. The Fund's sponsoring entity, Ohio National Life Insurance Company (ONLIC), has agreed that it shall continue to hold the initial shares purchased by it for at least as long as unamortized deferred organizational expenses continue to be carried as an asset of the Fund. The initial shares purchased were 25,000 shares of the Money Market Portfolio, 2,500 shares each of the Income, Income & Growth, and Growth Portfolios and 100 shares each of the International, Small Cap, Core Growth, and S&P 500 Index Portfolios. ONLIC and its affiliates have also purchased additional shares of each portfolio and as of December 31, 1999 the additional shares owned were as follows: 9,112,820 shares of the Money Market Portfolio, 508,244 shares of the Income Portfolio, 345,432 shares of the Income & Growth Portfolio, 237,631 shares of the Growth Portfolio, 211,503 shares of the Small Cap Portfolio, 196,371 shares of the International Portfolio, 250,000 shares of the Core Growth Portfolio, and 500,000 shares of the S&P 500 Index Portfolio.

(2) INVESTMENT TRANSACTIONS

   Purchases and sales of investment securities (excluding short-term securities) from July 1, 1999 to December 31, 1999 were as follows:

                                                INCOME &                                               CORE       S&P 500
                                     INCOME      GROWTH      GROWTH     SMALL CAP    INTERNATIONAL    GROWTH       INDEX
                                    ---------   ---------   ---------   ----------   -------------   ---------   ---------
Stocks & Bonds:
  Purchases.......................    299,304   5,487,089   5,145,919    1,698,527    12,107,354     8,423,328   8,423,328
  Sales...........................    533,455   7,275,395   6,394,632    1,635,055     9,991,447     9,373,823   9,373,823
U.S. Govt. Obligations:
  Purchases.......................     --          --          --           --           --             --          --
  Sales...........................     --          --          --           --           --             --          --

(3) INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATED PERSONS

   The Fund has an investment advisory agreement with Ohio National Investments, Inc. ("ONI"), a wholly owned subsidiary of ONLIC, under the terms of which ONI provides portfolio management and investment advice to the Fund and administers its other affairs, subject to the supervision of the Fund's Board of Directors. Prior to May 1, 1996, O.N. Investment Management Company served as the Fund's investment advisor. As compensation for its services, the Fund pays ONI a fee based on the average daily net asset value of each portfolio's assets.

                                                                     (continued)

ONE FUND, INC.                                     December 31, 1999 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   For assets held in the Money Market, Income, Income & Growth, Growth, Small Cap, and S&P 500 Index Portfolios, the fees are as follows:

                                                                                  PORTFOLIO
                                                            -----------------------------------------------------
                                                            MONEY             INCOME &            SMALL   S&P 500
                                                            MARKET   INCOME    GROWTH    GROWTH    CAP     INDEX
                                                            ------   ------   --------   ------   -----   -------
First $100 million........................................   0.30%    0.50%     0.50%     0.50%   0.65%    0.40%
Next  $150 million........................................   0.25%    0.40%     0.40%     0.40%   0.55%    0.40%
Over  $250 million........................................   0.20%    0.30%     0.30%     0.30%   0.45%    0.40%

   For the International Portfolio, ONI is paid a fee at an annual rate of 0.90% of each Portfolios' average daily net asset values. After January 1,1999, the advisor began waiving any fees in excess of 0.85% in the International Portfolio. ONI pays Federated Investment Counseling ("FIC") fees at an annual rate of 0.40% of the fist $200 million and 0.35% of average net assets in excess of $200 million of International Portfolio pursuant to a sub-advisory agreement between ONI and FIC dated January 1, 1999. For the Core Growth Portfolio, ONI is paid a fee at an annual rate of 0.95% of the portfolio's average daily net asset value. ONI then pays Pilgrim Baxter & Associates
   (PBA) a fee at an annual rate of 0.65% of the average daily net asset value of the first $50 million of Portfolio assets, 0.60% of the next $100 million and 0.50% of portfolio assets in excess of $150 million for directing the investment and reinvestment of the portfolio's assets pursuant to a sub-advisory agreement between ONI and PBA dated November 1, 1996.

   ONI is presently waiving management fees equal to 0.15% of average net assets for certain portfolios. Management fees waived by ONI for the six months ended December 31, 1999 were $13,939, $4,791, $9,594, $8,151 and $9,080 for the Money Market, Income, Income & Growth, Growth and Small Cap Portfolios, respectively. Under the agreement between the Fund and ONI, ONI has agreed to reimburse the portfolios for expenses, other than advisory fees, 12b-1 fees, taxes and interest, in excess of 1% of their average daily net assets. For the six months ended December 31, 1999, the reimbursement was $6,540 and $39,135 for the Small Cap and International Portfolios respectively.

   Each director who is not an officer of the Fund or an employee of ONI or its corporate affiliates is paid a quarterly retainer fee of $850 plus $200 for each meeting attended.

   The Fund's transfer agent and dividend paying agent is American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York. The Fund's custodian for those portfolios other than the International Portfolio is Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio. The custodian for the International Portfolio is Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri. For assets held outside the United States, Star Bank and Investors Fiduciary Trust Company enter into subcustodial agreements, subject to approval by the Board of Directors.

   Certain directors and officers of the Fund are also directors and officers of ONI and ONLIC.

(4) CAPITAL SHARE TRANSACTIONS

   Capital share transactions for the six months ended December 31, 1999 and the year ended June 30, 1999 were as follows:

                                                            MONEY MARKET                INCOME              INCOME & GROWTH
                                                       -----------------------   ---------------------   ---------------------
                                                        6 MONTHS                 6 MONTHS                6 MONTHS
                                                         ENDED      YEAR ENDED    ENDED     YEAR ENDED    ENDED     YEAR ENDED
                                                        12-31-99     6-30-99     12-31-99    6-30-99     12-31-99    6-30-99
                                                       ----------   ----------   --------   ----------   --------   ----------
Capital shares issued on sales.......................   8,671,496   21,575,304   657,789      32,840      23,522     118,333
Capital shares issued on reinvested dividends........     224,254      485,752     2,536       6,655      56,741      38,380
Capital shares redeemed..............................   8,713,426   21,656,382   627,955      75,391      89,258     312,346

                                                                     (continued)

ONE FUND, INC.                                     December 31, 1999 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                               GROWTH                  SMALL CAP             INTERNATIONAL
                                                       -----------------------   ---------------------   ---------------------
                                                        6 MONTHS                 6 MONTHS                6 MONTHS
                                                         ENDED      YEAR ENDED    ENDED     YEAR ENDED    ENDED     YEAR ENDED
                                                        12-31-99     6-30-99     12-31-99    6-30-99     12-31-99    6-30-99
                                                       ----------   ----------   --------   ----------   --------   ----------
Capital shares issued on sales.......................      20,692       84,824     6,537      41,741     295,196      47,020
Capital shares issued on reinvested dividends........      35,660       37,590         0      12,745           0      23,927
Capital shares redeemed..............................      52,496      246,309    30,226     135,052     117,064     561,187

                                                             CORE GROWTH             S&P 500 INDEX
                                                       -----------------------   ---------------------
                                                        6 MONTHS                 6 MONTHS
                                                         ENDED      YEAR ENDED    ENDED     YEAR ENDED
                                                        12-31-99     6-30-99     12-31-99    6-30-99
                                                       ----------   ----------   --------   ----------
Capital shares issued on sales.......................      22,082       78,273   500,353          NA
Capital shares issued on reinvested dividends........      22,554            0         0          NA
Capital shares redeemed..............................      23,598      204,796         0          NA

   Sales charges imposed on capital shares sold by Ohio National Equities, Inc.
   (ONEQ) , the Fund's principal underwriter, a wholly-owned subsidiary of ONLIC, for the six months ended December 31, 1999 were approximately $217, $4,360, $4,308, $2,384, $4,206 and $2,477 for the Income, Income & Growth,
   Growth, Small Cap, International and Core Growth, respectively.

   The Fund is authorized to issue 10 billion of its capital shares. The Money Market Portfolio has been allocated 200 million shares and the other seven portfolios have been allocated 100 million shares each. The remaining shares have not been allocated.

(5) COMMITMENTS

   The International Portfolio enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates.

   As of December 31, 1999, the International Portfolio had entered into forward currency contracts, as set forth below summarized by currency:

                            INTERNATIONAL PORTFOLIO

  SETTLEMENT     CURRENCY TO BE DELIVERED       U.S. $       CURRENCY TO BE RECEIVED       U.S. $          UNREALIZED
    DATES      ----------------------------    VALUE AT    ---------------------------    VALUE AT    --------------------
   THROUGH        AMOUNT          TYPE         12/31/99      AMOUNT          TYPE         12/31/99      GAIN       LOSS
  ----------   ------------   -------------   ----------   -----------   -------------   ----------   --------   ---------
  10/05/01          388,000    New Zealand    $  203,137       186,046    U.S. Dollar       186,046         --   $ (17,091)
  10/05/01          206,455    U.S. Dollar       206,455       388,000    New Zealand    $  203,137         --      (3,317)
  11/13/99       11,720,000   Japanese Yen       120,434       109,810    U.S. Dollar       109,810         --     (10,624)
  11/13/99          112,909    U.S. Dollar       112,909    11,720,000   Japanese Yen       120,434   $  7,524          --
                                              ----------                                 ----------   --------   ---------
                                              $  642,935                                 $  619,427   $  7,524   $ (31,032)
                                              ==========                                 ==========   ========   =========

(6) DISTRIBUTION PLAN

   The Fund has a distribution agreement (12b-1 Plan) with ONEQ under the terms of which the Fund pays a fee for shareholder service and sales of Fund shares based on the average daily net assets of the portfolio. For those assets not in the Money Market Portfolio, the fee is at an annual rate of 0.25% of average net assets and can increase to 0.30% for sales representatives who service $5 million or more of Fund shares. The fee for the Money Market Portfolio is 0.15% of average net assets and can increase to a maximum of 0.17% for the aforementioned servicing level.

                       THIS PAGE INTENTIONALLY LEFT BLANK

ONE FUND, INC.
Post Office Box 371
Cincinnati, Ohio 45201

Form 5843 Rev. 1/00